As filed with the Securities and Exchange Commission on March 19, 2004
Securities Act File No. Investment Company Act File No. 811-5723

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	|_|
Post-Effective Amendment No.	|_|
(Check appropriate box or boxes)

Merrill Lynch Developing Capital Markets Fund, Inc.
(Exact name of Registrant as Specified in Charter)

(609) 282-2800
(Area Code and Telephone Number)

800 Scudders Mill Road Plainsboro, New Jersey 08536
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Terry K. Glenn Merrill Lynch Developing Capital Markets Fund, Inc. 800 Scudders Mill Road, Plainsboro, New Jersey 08536 Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:
Andrew J. Donohue, Esq Merrill Lynch Investment Managers, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011	Frank P. Bruno, Esq. Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after the registration statement becomes effective under the Securities Act of 1933.

     Title of Securities to Be Registered: Shares of common stock, par value $.10 per share.

     No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940.

It is proposed that this filing will become effective on April 17, 2004 pursuant to Rule 488.

MERRILL LYNCH DRAGON FUND INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On May 26, 2004

TO THE STOCKHOLDERS OF MERRILL LYNCH DRAGON FUND, INC.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Meeting”) of Merrill Lynch Dragon Fund, Inc. (“Dragon Fund”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, May 26, 2004, at 9:00 a.m. Eastern time, for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for the acquisition of substantially all the assets and assumption of substantially all the liabilities of Dragon Fund by Merrill Lynch Developing Capital Markets Fund, Inc. (“Developing Capital Markets”) and the issuance of shares of common stock of Developing Capital Markets to Dragon Fund for distribution to the stockholders of Dragon Fund; and

(2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

Stockholders of Dragon Fund are not entitled to appraisal rights in connection with the proposal.

The Board of Directors of Dragon Fund has fixed the close of business on March 19, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment(s) thereof.

You are cordially invited to attend the Meeting. Stockholders of Dragon Fund who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of Merrill Lynch Dragon Fund, Inc.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-866-800-7247.

By Order of the Board of Directors, PHILLIP S. GILLESPIE Secretary Merrill Lynch Dragon Fund, Inc.

Plainsboro, New Jersey
Dated: April , 2004

SUBJECT TO COMPLETION PRELIMINARY PROXY STATEMENT AND PROSPECTUS DATED MARCH 19, 2004

PROXY STATEMENT OF MERRILL LYNCH DRAGON FUND, INC. FOR USE AT A SPECIAL MEETING OF STOCKHOLDERS

To Be Held On May 26, 2004

PROSPECTUS OF MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC. P.O. Box 9011, Princeton, New Jersey 08543-9011 (609) 282-2800

This Combined Proxy Statement and Prospectus (“Proxy Statement and Prospectus”) is being furnished to you because you are a stockholder of Merrill Lynch Dragon Fund, Inc. (“Dragon Fund”), and you are being asked to consider:

(1) approval of an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for the acquisition of substantially all of the assets and assumption of substantially all of the liabilities of Dragon Fund by Merrill Lynch Developing Capital Markets Fund, Inc., a Maryland corporation (“Developing Capital Markets”) and the issuance of shares of common stock of Developing Capital Markets to Dragon Fund for distribution to the stockholders of Dragon Fund.

(2) to transact such other business as properly may come before the meeting or any adjournment thereof.

This transaction is referred to herein as the “Reorganization.” The Special Meeting of Stockholders of Dragon Fund (the “Meeting”) will be held on Wednesday, May 26, 2004 for the purpose of obtaining stockholder approval of the Reorganization.

This Proxy Statement and Prospectus sets forth the information about Developing Capital Markets that a stockholder of Dragon Fund should know before considering the transactions proposed herein and should be retained for future reference. Dragon Fund has authorized the solicitation of proxies in connection with the above described Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

The Board of Directors of Dragon Fund has fixed the close of business on March 19, 2004 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no share having cumulative voting rights. As of the Record Date, Dragon Fund had outstanding shares of common stock.
(continued on following page)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Proxy Statement and Prospectus is April , 2004.

With this Proxy Statement and Prospectus you will also be receiving the following documents:
•	Prospectus of Developing Capital Markets, dated October 7, 2003 (the “Developing Capital Markets Prospectus”);
•	Annual Report to Stockholders of Developing Capital Markets for the fiscal year ended June 30, 2003 (the “Developing Capital Markets Annual Report”); and
•	Semi-Annual Report to Stockholders of Developing Capital Markets for the six months ended December 31, 2003 (the “Developing Capital Markets Semi-Annual Report”).

The Developing Capital Markets Prospectus, the Developing Capital Markets Annual Report and the Developing Capital Markets Semi-Annual Report are incorporated by reference into this Proxy Statement and Prospectus, which means that each of these documents is legally considered to be part of this Proxy Statement and Prospectus.

Certain other documents containing information about Developing Capital Markets and Dragon Fund have been filed with the Securities and Exchange Commission (the “Commission”) and may be obtained, without charge, by writing to Developing Capital Markets or Dragon Fund at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or by calling 1-800-995-6526. These documents are:
•	Statement of Additional Information relating to Developing Capital Markets, dated October 7, 2003 (the “Developing Capital Markets Statement”);
•	Prospectus and Statement of Additional Information relating to Dragon Fund, each dated April 28, 2003 (the “Dragon Fund Prospectus” and “Dragon Fund Statement,” respectively);
•	Annual Report to Stockholders of Dragon Fund for the fiscal year ended December 31, 2003 (the “Dragon Fund Annual Report”); and
•	Statement of Additional Information relating to this Proxy Statement and Prospectus, dated April , 2004 (the “Reorganization Statement of Additional Information”).

The Dragon Fund Prospectus and the Reorganization Statement of Additional Information also are incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Reorganization Statement of Additional Information, other material incorporated herein by reference, and other information regarding Developing Capital Markets and Dragon Fund.

The address of the principal executive offices of Developing Capital Markets and Dragon Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

INTRODUCTION

This Proxy Statement and Prospectus is furnished to the stockholders of Dragon Fund for use at the Meeting to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, May 26, 2004, at 9:00 a.m. Eastern time. The mailing address for Dragon Fund is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is April 23, 2004.

Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Dragon Fund at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies of Dragon Fund will be voted “FOR” approval of the Agreement and Plan.

Assuming a quorum is present at the Meeting, consummation of the Reorganization requires, among other things, the affirmative vote of the stockholders of Dragon Fund representing a majority of the outstanding shares of Dragon Fund entitled to be voted thereon. The Boards of Directors (each, a “Board” and collectively the “Boards”) of Dragon Fund and Developing Capital Markets together may amend the Agreement and Plan and change the terms of the Reorganization at any time prior to the approval thereof by the stockholders of Dragon Fund. See “Information Concerning the Special Meeting.”

This Proxy Statement and Prospectus is being used to solicit the vote of the stockholders of Dragon Fund. The Board of Directors of Dragon Fund knows of no business other than that described above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

This Proxy Statement and Prospectus serves as a prospectus of Developing Capital Markets under the Securities Act of 1933 (the “Securities Act”), in connection with the issuance of shares of common stock of Developing Capital Markets pursuant to the terms of the Agreement and Plan.

Developing Capital Markets and Dragon Fund are sometimes referred to herein individually as a “Fund” and collectively as the “Funds,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Pro Forma Developing Capital Markets Combined Fund.”

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

The Reorganization

The Boards of Developing Capital Markets and Dragon Fund unanimously approved the Reorganization at Meetings held on February 10, 2004

What will you, as a Stockholder of Dragon Fund, receive in the Reorganization?

If the Agreement and Plan is approved and the Reorganization is completed:

•	You will become a stockholder of Developing Capital Markets; and
•	You will receive shares of Developing Capital Markets of the same class that have the same aggregate net asset value as the shares of Dragon Fund that you held immediately prior to the Reorganization.

You will not be assessed a sales charge or fee of any kind in connection with your receipt of shares of Developing Capital Markets in the Reorganization.

The Reorganization has been structured with the intention that it qualify as a tax-free reorganization for Federal income tax purposes. See “The Reorganization — Tax Consequences of the Reorganization.” You should consult your tax adviser regarding the tax effects of the Reorganization in light of your individual circumstances.

What are the Reasons for the Reorganization?

The Board of Dragon Fund, including all of the Directors who are not “interested persons” of Dragon Fund (the “non-interested Directors”), as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) have determined that the Reorganization is in the best interests of Dragon Fund and its stockholders, and that the net asset value of each stockholder’s shares will not be diluted as a result of the Reorganization. However, a stockholder of Dragon Fund will likely hold a lower percentage of ownership in the Combined Fund than the stockholder held in Dragon Fund prior to the Reorganization.

In reaching its conclusions, the Board of Dragon Fund considered a number of factors, including the following:

After the Reorganization, stockholders of Dragon Fund
•	will be invested in a non-diversified open end fund that has greater net assets and substantially similar investment objectives and policies, and that may invest in more diverse geographic regions;
•	are likely to benefit from reduced operating expenses per share as stockholders of the Pro Forma Developing Capital Markets Combined Fund; and
•	are expected to benefit from greater flexibility in portfolio management as stockholders of the Pro Forma Developing Capital Markets Combined Fund.

Although Developing Capital Markets is smaller than Dragon Fund, the Board of Dragon Fund determined that because Developing Capital Markets may invest in more diverse geographic regions than Dragon Fund it is more likely to attract and maintain an economically viable asset level after the Reorganization.

See “Fee Tables” below and “The Reorganization — Potential Benefits to Stockholders of Dragon Fund as a Result of the Reorganization.”

If all of the requisite approvals are obtained with respect to the Reorganization, it is anticipated that the Reorganization will occur as soon as practicable after such approvals, provided that the Funds have obtained an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. Under the Agreement and Plan, the Reorganization may be abandoned at any time (whether before or after approval thereof by the stockholders of Dragon Fund) prior to the Closing Date (as defined below), or the Closing Date may be postponed, (i) by mutual consent of the Directors of the Funds; (ii) by the Board of Dragon Fund if any condition of Dragon Fund’s obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Developing Capital Markets if any condition of Developing Capital Markets’ obligations has not been fulfilled or waived by such Board. The Boards of Dragon Fund and Developing Capital Markets may together amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the stockholders of Dragon Fund.

Fee Tables

The fee tables below provide information about the fees and expenses attributable to shares of each class of the Funds, assuming the Reorganization had taken place on December 31, 2003, and the estimated

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pro forma annualized fees and expenses attributable to each class of shares of the Pro Forma Developing Capital Markets Combined Fund. Future fees and expenses may be greater or less than those indicated below.

Fee Table for Class A and Class B Stockholders of Developing Capital Markets, Dragon Fund and the Pro Forma Developing Capital Markets Combined Fund as of December 31, 2003 (unaudited)

	Class A Shares Actual						Class B Shares (b) Actual
	Dragon Fund		Developing Capital Markets		Pro Forma Developing Capital Markets Combined Fund		Dragon Fund		Developing Capital Markets		Pro Forma Developing Capital Markets Combined Fund
Stockholder Fees (fees paid directly from a stockholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%	(c)	5.25%	(c)	5.25%	(c)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	None	(d)	None	(d)	4.00%	(c)	4.00%	(c)	4.00%	(c)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None		None
Redemption Fee	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00%		1.00%		1.00%		1.00%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees(e)	.25%		.25%		.25%		1.00%		1.00%		1.00%
Other Expenses (including transfer agency fees)(f)	.83%		.88%		.69%		. 91%		.94%		.75%

Total Annual Fund Operating Expenses	2.08%		2.13%		1.94%		2.91%		2.94%		2.75%

(a)	In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.
(b)	Class B shares automatically convert to Class A shares about eight years after initial purchase and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(d)	A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.
(e)	Developing Capital Markets and Dragon Fund each call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If a stockholder holds Class B shares over time, it may cost that stockholder more in distribution and account maintenance (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes.
(f)	Financial Data Services, Inc., an affiliate of MLIM, provides transfer agency services to Developing Capital Markets and Dragon Fund and will provide such services to the Combined Fund. The Funds each pay a fee for these services. Each Fund’s manager or investment adviser, and/or their affiliates, also provides certain accounting services to such Fund and each Fund reimburses its manager or investment adviser, or their affiliates, for such services.

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Fee Table for Class C and Class I Stockholders of Developing Capital Markets, Dragon Fund and the Pro Forma Developing Capital Markets Combined Fund as of December 31, 2003 (unaudited)

	Class C Shares Actual						Class I Shares Actual
	Dragon Fund		Developing Capital Markets		Pro Forma Developing Capital Markets Combined Fund		Dragon Fund		Developing Capital Markets		Pro Forma Developing Capital Markets Combined Fund
Stockholder Fees (fees paid directly from a stockholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None		None		5.25%	(b)	5.25%	(b)	5.25%	(b)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%	(b)	1.00%	(b)	1.00%	(b)	None	(c)	None	(c)	None	(c)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None		None
Redemption Fee	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00%		1.00%		1.00%		1.00%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees(d)	1.00%		1.00%		1.00%		None		None		None
Other Expenses (including transfer agency fees)(e)	.90%		.94%		.75%		.82%		.88%		.69%

Total Annual Fund Operating Expenses	2.90%		2.94%		2.75%		1.82%		1.88%		1.69%

(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.
(b)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(c)	A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.
(d)	Developing Capital Markets and Dragon Fund each call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If a stockholder holds Class C shares over time, it may cost that stockholder more in distribution and account maintenance (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes.
(e)	Financial Data Services, Inc., an affiliate of MLIM, provides transfer agency services to Developing Capital Markets and Dragon Fund and will provide such services to the Pro Forma Developing Capital Markets Combined Fund. The Funds each pay a fee for these services. Each Fund’s manager or investment adviser, and/or their affiliates, also provides certain accounting services to such Fund and each Fund reimburses its manager or investment adviser, or their affiliates, for such services.

EXAMPLES:

These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions an investor’s costs would be:

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EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A

Developing Capital Markets	$730	$1,157	$1,609	$2,858
Dragon Fund	$725	$1,143	$1,585	$2,809
Pro Forma Developing Capital Markets Combined Fund*	$712	$1,102	$1,517	$2,670

Class B

Developing Capital Markets	$697	$1,210	$1,748	$3,071	**
Dragon Fund	$694	$1,201	$1,733	$3,037	**
Pro Forma Developing Capital Markets Combined Fund*	$678	$1,153	$1,654	$2,886	**

Class C

Developing Capital Markets	$397	$910	$1,548	$3,261
Dragon Fund	$393	$898	$1,528	$3,223
Pro Forma Developing Capital Markets Combined Fund*	$378	$853	$1,454	$3,080

Class I

Developing Capital Markets	$706	$1,085	$1,488	$2,610
Dragon Fund	$700	$1,067	$1,458	$2,550
Pro Forma Developing Capital Markets Combined Fund*	$688	$1,030	$1,395	$2,418

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A

Developing Capital Markets	$730	$1,157	$1,609	$2,858
Dragon Fund	$725	$1,143	$1,585	$2,809
Pro Forma Developing Capital Markets Combined Fund*	$712	$1,102	$1,517	$2,670

Class B

Developing Capital Markets	$297	$910	$1,548	$3,071	**
Dragon Fund	$294	$901	$1,533	$3,037	**
Pro Forma Developing Capital Markets Combined Fund*	$278	$853	$1,454	$2,886	**

Class C

Developing Capital Markets	$297	$910	$1,548	$3,261
Dragon Fund	$293	$898	$1,528	$3,223
Pro Forma Developing Capital Markets Combined Fund*	$278	$853	$1,454	$3,080

Class I

Developing Capital Markets	$706	$1,085	$1,488	$2,610
Dragon Fund	$700	$1,067	$1,458	$2,550
Pro Forma Developing Capital Markets Combined Fund*	$688	$1,030	$1,395	$2,418

*	Assuming the Reorganization had taken place on December 31, 2003.
**	Assumes conversion to Class A shares approximately eight years after purchase.

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The foregoing Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that a stockholder of Dragon Fund or Developing Capital Markets bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission filing regulations.

The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “The Reorganization — Potential Benefits to Stockholders of Dragon as a Result of the Reorganization,” “Comparison of the Funds — Management,” “— Purchase of Shares” and “— Redemption of Shares.”

Developing Capital Markets	Developing Capital Markets was organized under the laws of the State of Maryland on April 14, 1989. Developing Capital Markets is a non-diversified, open-end investment company.

As of December 31, 2003, Developing Capital Markets had net assets of approximately $82.5 million.

Dragon Fund	Dragon Fund was incorporated under the laws of the State of Maryland on February 13, 1992. Dragon Fund is a non-diversified, open-end investment company.

As of December 31, 2003, Dragon Fund had net assets of approximately $131.7 million.

Comparison of the Funds	Investment Objectives. The investment objectives of Developing Capital Markets and Dragon Fund are substantially similar. Developing Capital Markets seeks to provide stockholders with long term capital appreciation by investing primarily in equity securities of issuers in countries with developing capital markets. Dragon Fund seeks long term capital appreciation by investing primarily in equity and debt securities of issuers domiciled in developing countries located in Asia and the Pacific Basin.

Investment Strategies. The investment strategies of each Fund are also similar although not identical. Developing Capital Markets seeks to achieve its objective by investing in a portfolio of equity securities. Developing Capital Markets normally invests at least 80% of its assets in equity securities of issuers located in countries with developing capital markets. The Fund considers developing capital markets to be all markets other than the four largest (based on equity market capitalization). Therefore, the Fund will not generally invest in companies in Japan, the United Kingdom, the United States and France (except for short-term cash positions). Developing Capital Markets will focus its investments on issuers in countries included within the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. Developing Capital Markets normally invests in securities from at least three countries at any given time.

Developing Capital Markets may also invest in fixed income securities issued by companies and governments in those countries.

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Dragon Fund normally invests at least 65% of its assets in securities of issuers located in developing countries in the Asia-Pacific region. The Fund considers all of the countries in Asia and the Pacific Basin region, other than Japan, Australia and New Zealand, to be developing countries.

Although Dragon Fund generally invests in equity securities, the Fund may invest in debt securities of varying maturities of companies located in the Asia-Pacific region, including bonds of Asia-Pacific governments and convertible securities of companies doing business in the region. Dragon Fund uses its investments in debt securities to decrease the volatility of the Fund’s portfolio and to offset the Fund's operating expenses.

Each Fund may invest in non-convertible debt securities and may invest in debt securities that are not rated investment grade, commonly known as “junk” bonds. Each Fund may also use derivatives to hedge its portfolio against interest rate and currency risks. Each Fund may also use derivative investments to seek to enhance return.

Main Differences in Investment Strategy. The main differences in investment strategy between the Funds are as follows: (i) Dragon Fund normally invests at least 65% of its assets in issuers located in the developing countries in the Asia-Pacific region and may not invest in either Australia or New Zealand while Developing Capital Markets invests in developing capital markets located throughout the world and may invest in both Australia and New Zealand. Developing Capital Markets will generally not focus its investments in the Asia Pacific region; (ii) Dragon Fund may invest in debt securities to a greater extent than Developing Capital Markets; (iii) Dragon Fund may invest up to 5% of its assets in sovereign debt securities that are in default while Developing Capital Markets may not purchase securities in default; and (iv) Developing Capital Markets may engage in short sale transactions with respect to up to 5% of its assets while Dragon Fund may only engage in short sales against the box.

Portfolio Management. MLIM serves as the investment adviser for both Funds and Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) is the sub-adviser to both Funds. Developing Capital Markets and Dragon Fund are both managed by members of the developing capital markets group of MLIM’s Global Equities team, a team of investment professionals who participate in the research process and stock selection. Nicholas Moakes is primarily responsible for the day-to-day management of each Fund. Mr. Moakes is expected to be primarily responsible for the day-to-day management of the Pro Forma Developing Capital Markets Combined Fund following the Reorganization.

Advisory Fees. Pursuant to an investment advisory agreement between MLIM and Developing Capital Markets, Developing Capital Markets pays MLIM a monthly fee at the annual rate of 1.00% of its average daily net assets. Pursuant to a management agreement between MLIM and Dragon Fund, Dragon Fund pays MLIM a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. After the Reorganization, the fee applicable to the Combined Fund is expected to be 1.00% of the Pro Forma Developing Capital Markets Combined Fund’s average daily net assets.

MLIM has a sub-advisory agreement with MLAM U.K., an affiliate, under which MLIM may pay a fee for services it receives on behalf of Developing Capital Markets and Dragon Fund. There is no increase in the aggregate fees paid by the Funds for these services.

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See “Summary—Fee Tables” and “Comparison of the Funds—Management.”

Class Structure. Developing Capital Markets and Dragon Fund each offers four classes of shares: Class A, Class B, Class C and Class I. Developing Capital Markets’ Class A, Class B, Class C and Class I shares are substantially the same as Dragon Fund’s Class A, Class B, Class C and Class I shares, respectively, except that they represent ownership interests in a different investment portfolio. See “Comparison of the Funds — Purchase of Shares,” “— Redemption of Shares,” and “Additional Information — Stockholder Services.”

Overall Annual Expense Ratio. The tables below show the total operating expense ratio for each class of shares of Dragon Fund and of Developing Capital Markets as of December 31, 2003 and, assuming the Reorganization had taken place on December 31, 2003, the estimated pro forma operating expense ratio for each class of shares of the Pro Forma Developing Capital Markets Combined Fund (in each case, including class specific distribution and account maintenance fees with respect to the Funds).

	Total Operating Expense Ratios
Fund	Class A	Class B	Class C	Class I
Developing Capital Markets	2.13%	2.94%	2.94%	1.88%
Dragon Fund	2.08%	2.91%	2.90%	1.82%

	Pro Forma Developing Capital Markets Combined Fund Total Operating Expense Ratios
	Class A	Class B	Class C	Class I
Pro Forma Developing Capital Markets Combined Fund	1.94%	2.75%	2.75%	1.69%

Redemption of Shares. The redemption procedures for shares of Developing Capital Markets are the same as the redemption procedures for shares of Dragon Fund. For purposes of computing any contingent deferred sales charge (“CDSC”) that may be payable upon disposition of shares of Developing Capital Markets distributed to Dragon Fund stockholders in the Reorganization, the holding period of Dragon Fund shares outstanding on the date the Reorganization takes place will be “tacked” onto the holding period of the shares of Dragon Fund distributed in the Reorganization. See “Comparison of the Funds — Redemption of Shares.”

Exchange of Shares. The exchange privilege for the Class A, Class B, Class C and Class I shares of Developing Capital Markets is identical to the exchange privilege for the Class A, Class B, Class C and Class I shares of Dragon Fund. Shareholders of each Fund may exchange their shares for shares of the same class of certain other funds advised by MLIM, Fund Asset Management, L.P. (“FAM”) or their affiliates (“MLIM/FAM-advised funds”).

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Dividends. Each Fund distributes its net investment income, if any, and net realized capital gains, if any, at least annually. See “Comparison of the Funds—Dividends and Distributions.”

Net Asset Value. Dragon Fund and Developing Capital Markets each determines the net asset value of each class of its shares once daily, Monday through Friday, as of the close of business on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading (a “Business Day”) based on prices at the time of closing. The Funds compute net asset value per share in the same manner. See “Comparison of the Funds — Additional Information — Net Asset Value.”

Voting Rights. The corresponding voting rights of the stockholders of the Funds are substantially similar. See “Comparison of the Funds—Additional Information—Capital Stock.”

Other Significant Considerations. Stockholder services, including exchange privileges, available to Dragon Fund and Developing Capital Markets stockholders are similar. See “Comparison of the Funds — Additional Information — Stockholder Services.” An automatic dividend reinvestment plan is available to stockholders of each Fund. The plans are similar. See “Comparison of the Funds — Automatic Dividend Reinvestment Plan.” Other stockholder services, including the provision of annual and semi-annual reports, are the same for both Funds. See “Comparison of the Funds — Stockholder Services.”

Tax Considerations	The Funds will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither Developing Capital Markets nor Dragon Fund will recognize any gain or loss on the transaction, and no stockholder of Dragon Fund will recognize any gain or loss upon receipt of shares of Developing Capital Markets. Consummation of the Reorganization is subject to the receipt of such opinion of counsel. See “The Reorganization — Tax Consequences of the Reorganization.” The Reorganization will not affect the status of Developing Capital Markets as a regulated investment company.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Many of the investment risks associated with an investment in Developing Capital Markets are substantially similar to those associated with an investment in Dragon Fund. Such risks include market and selection risk, non-diversification risk, foreign market and foreign economy risk, currency risk, and emerging market risk, as well as borrowing and leverage risk and the risks associated with investing in futures, forwards, options, junk bonds, warrants, indexed and inverse securities, repurchase agreements, depositary receipts, when issued securities, delayed delivery securities and forward commitments, small cap and emerging growth securities, convertible securities, restricted securities, illiquid securities, Rule 144A securities, standby commitment agreements, sovereign debt and securities lending. The risk factors associated with an investment in Developing Capital Markets are set forth below and in the Developing Capital Markets Prospectus, which accompanies this Proxy Statement and Prospectus, under the caption “Details about the Fund — Investment Risks.”

9

The principal differences in risk between Developing Capital Markets and Dragon Fund are that Dragon Fund normally invests at least 65% of its assets in securities of issuers located in the Asia-Pacific region and is, therefore, more exposed to the risks of investing in that region than is Developing Capital Markets and to the extent Dragon Fund invests a greater percentage of its assets in debt securities it is more exposed to interest rate and credit risk than is Developing Capital Markets.

Unless otherwise noted, each Fund is subject to the following main investment risks:

Market and Selection Risk — Market risk is the risk that the stock market in one or more countries in which the Fund invests will go down in value, including the possibility that one or more markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Non-Diversification Risk — Because each Fund may invest in a smaller number of issues, each Fund is more exposed to developments affecting and the risks associated with individual issues than a fund that invests more widely, which may have a greater impact on the Funds’ performance.

Foreign Market Risks — Each Fund may invest in securities of companies located in countries other than the United States. This may expose the Funds to risks associated with foreign investments.
•	The value of holdings traded outside the United States (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.
•	The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions.
•	Foreign holdings may be adversely affected by foreign government action.
•	International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price-earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Currency Risk — Each Fund may be subject to currency risk. Securities in which Dragon Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. The risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Unless otherwise noted, each Fund also may be subject to certain other risks associated with its investments and investment strategies, including:

     Debt Securities — Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities. These risks are generally greater for junk bonds.

10

Borrowing and Leverage Risk — Each Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost each Fund interest expense and other fees. The cost of borrowing may reduce a Fund’s return. Certain securities that each Fund buys may create leverage including, for example, options.

Securities Lending — Each Fund may lend securities with a value up to 33 1/3% of its assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to each Fund.

Depositary Receipts — Each Fund may invest in securities of foreign issuers in the form of Depositary Receipts. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. European Depositary Receipts evidence a similar ownership arrangement. The Funds may also invest in unsponsored Depositary Receipts. The issuers of such unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary receipts are subject to the same risks as the underlying issuers.

Convertibles — Each Fund may invest in convertibles. Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risks as the underlying stock.

Derivatives — Each Fund may use derivative instruments, including futures, forwards, options, indexed securities and inverse securities. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:
•	Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.
•	Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
•	Leverage risk — the risk, associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments), that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
•	Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Each Fund may use derivatives for hedging purposes, including anticipatory hedges and do not seek to enhance returns. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Funds are not required to use hedging and may choose not to do so.

Junk Bonds — Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

Indexed and Inverse Securities — Each Fund may invest in securities whose potential returns are directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. The Funds may also invest in securities whose return is inversely related to changes in an index or interest rate (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down. Certain indexed securities, including inverse securities, may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index or interest rate.

11

Warrants — Each Fund may invest in warrants. A warrant gives a Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if a Fund can exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Sovereign Debt — The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of the reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the government entity's debt position to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Standby Commitment Agreements — Standby commitment agreements involve the risk that the security will lose value prior to its delivery to a Fund. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case the Fund has lost the investment opportunity for the assets it had set aside to pay for the security and any gain in the security’s price.

Investment in Other Investment Companies — If the Funds acquires shares of investment companies, shareholders will bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of those investment companies.

Illiquid Securities — Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value. If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Each Fund may invest in restricted securities. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that are not registered under the applicable securities laws. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Funds may be unable to sell them on short notice or may be able to sell them only at a price below current value. A Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if a Fund’s management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.

Rule 144A Securities — Each Fund may invest in Rule 144A securities. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers, but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Repurchase Agreements — Each Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed upon time and price. If the other party to a repurchase agreement defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreements.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — Each Fund may invest in when issued securities, delayed delivery securities and forward commitments. When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Small Cap and Emerging Growth Securities — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, a Fund’s investment in a small cap or emerging growth company may lose substantial value.

     The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

     Developing Capital Markets is subject to the following additional risk:

      Short Sales — When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

   Because making short sales in securities that it does not own exposes the Fund to risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

12

COMPARISON OF THE FUNDS

Financial Highlights

Developing Capital Markets. The Financial Highlights table is intended to help you understand Developing Capital Markets’ financial performance for the periods shown. Certain information reflects financial results for a single Developing Capital Markets share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Developing Capital Markets (assuming reinvestment of all dividends). The information, other than for the six months ended December 31, 2003 (which is unaudited), has been audited by Deloitte & Touche LLP, whose report, along with Developing Capital Markets’ financial statements, is included in Developing Capital Markets’ Annual Report which, accompanies this Proxy Statement and Prospectus.

The following per share data and ratios have been derived from information provided in the financial statements.

	Class A††
	For the Six Months Ended December 31,		For the Year Ended June 30,
	2003 (unaudited)		2003	2002	2001	2000	1999
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 10.27		$ 10.19	$ 10.35	$ 13.68	$ 11.81	$ 10.41

Investment income (loss) — net***	.05		.01	(.06)	(.02)	(.02)	.16
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	3.41		.07	(.10)	(3.31)	1.89	1.30

Total from investment operations	3.46		.08	(.16)	(3.33)	1.87	1.46

Less dividends and distributions:
Investment income — net	(.05)		—	—	—	—	—
In excess of realized gain on investments — net	—		—	—	—	—	(.06)

Total dividends and distributions	(.05)		—	—	—	—	(.06)

Net asset value, end of period	$ 13.68		$ 10.27	$ 10.19	$ 10.35	$ 13.68	$ 11.81

Total Investment Return:**
Based on net asset value per share	33.80	%†	.79%	(1.55%)	(24.34%)	15.83%	14.26%

Ratios to Average Net Assets:
Expenses	2.13	%*	2.40%	2.44%	1.90%	2.09%	2.20%

Investment income (loss) — net	.88	%*	.07%	(.61%)	(.16%)	(.15%)	1.74%

Supplemental Data:
Net assets, end of period (in thousands)	$18,820		$12,353	$11,460	$11,888	$27,475	$19,648

Portfolio turnover	40.47%		77.68%	114.72%	41.01%	51.68%	84.92%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Aggregate total investment return.
††	Prior to April 14, 2003, Class A Shares were designated Class D Shares.

13

Developing Capital Markets — Financial Highlights (continued)

	Class B
	For the Six Months Ended December 31, 2003		For the Year Ended June 30,
	(unaudited)		2003	2002	2001	2000	1999
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.74		$ 9.75	$ 9.98	$ 13.29	$ 11.57	$ 10.28

Investment income (loss) — net***	—	††	(.09)	(.14)	(.11)	(.12)	.08
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	3.24		.08	(.09)	(3.20)	1.84	1.27

Total from investment operations	3.24		(.01)	(.23)	(3.31)	1.72	1.35

Less distributions in excess of realized gain on investments — net	—		—	—	—	—	(.06)

Net asset value, end of period	$ 12.98		$ 9.74	$ 9.75	$ 9.98	$ 13.29	$ 11.57

Total Investment Return:**
Based on net asset value per share	33.26	%†	(.10%)	(2.30%)	(24.91%)	14.87%	13.37%

Ratios to Average Net Assets:
Expenses	2.94	%*	3.25%	3.25%	2.72%	2.88%	3.04%

Investment income (loss) — net	.05	%*	(.98%)	(1.45%)	(1.00%)	(.97%)	.91%

Supplemental Data:
Net assets, end of period (in thousands)	$16,159		$15,106	$25,714	$37,713	$79,861	$92,104

Portfolio turnover	40.47%		77.68%	114.72%	41.01%	51.68%	84.92%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Aggregate total investment return.
††	Amount is less than $.01 per share.

14

Developing Capital Markets — Financial Highlights (continued)

	Class C
	For the Six Months Ended December 31, 2003 (unaudited)		For the Year Ended June 30,
			2003	2002	2001	2000	1999
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.70		$ 9.71	$ 9.94	$ 13.24	$ 11.53	$ 10.24

Investment income (loss) — net***	—	††	(.07)	(.14)	(.11)	(.12)	.08
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	3.22		.06	(.09)	(3.19)	1.83	1.27

Total from investment operations	3.22		(.01)	(.23)	(3.30)	1.71	1.35

Less distributions in excess of realized gain on investments — net	—		—	—	—	—	(.06)

Net asset value, end of period	$12.92		$ 9.70	$ 9.71	$ 9.94	$ 13.24	$ 11.53

Total Investment Return:**
Based on net asset value per share	33.20%†		(.10%)	(2.31%)	(24.92%)	14.83%	13.42%

Ratios to Average Net Assets:
Expenses	2.94	%*	3.24%	3.26%	2.73%	2.89%	3.04%

Investment income (loss) — net	.01	%*	(.84%)	(1.46%)	(.99%)	(.96%)	.90%

Supplemental Data:
Net assets, end of period (in thousands)	$ 7,192		$4,946	$5,938	$ 8,065	$16,442	$17,768

Portfolio turnover	40.47%		77.68%	114.72%	41.01%	51.68%	84.92%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Aggregate total investment return.
††	Amount is less than $.01 per share.

15

Developing Capital Markets — Financial Highlights (concluded)

	Class I††
	For the Six Months Ended December 31, 2003 (unaudited)		For the Year Ended June 30,
			2003	2002	2001	2000	1999
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 10.42		$ 10.33	$ 10.46	$ 13.78	$ 11.88	$ 10.44

Investment income (loss) — net***	.07		.02	(.04)	.01	.01	.18

Realized and unrealized gain (loss) on investments and foreign currency transactions — net	3.46		.07	(.09)	(3.33)	1.89	1.32

Total from investment operations	3.53		.09	(.13)	(3.32)	1.90	1.50

Less dividends and distributions:
Investment income — net	(.07)		—	—	—	—	—

In excess of realized gain on investments — net	—		—	—	—	—	(.06)

Total dividends and distributions	(.07)		—	—	—	—	(.06)

Net asset value, end of period	$ 13.88		$ 10.42	$ 10.33	$ 10.46	$ 13.78	$ 11.88

Total Investment Return:**
Based on net asset value per share	34.03	%†	.87%	(1.24%)	(24.09%)	15.99%	14.60%

Ratios to Average Net Assets:
Expenses	1.88	%*	2.15%	2.18%	1.65%	1.84%	1.97%

Investment income (loss) — net	1.12	%*	.24%	(.37%)	.09%	.10%	1.94%

Supplemental Data:
Net assets, end of period (in thousands)	$40,333		$28,786	$34,894	$40,412	$76,572	$83,115

Portfolio turnover	40.47%		77.68%	114.72%	41.01%	51.68%	84.92%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Aggregate total investment return.
††	Prior to April 14, 2003, Class I Shares were designated Class A Shares.

16

Dragon Fund. The Financial Highlights table is intended to help you understand Dragon Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Dragon Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Dragon Fund (assuming reinvestment of all dividends). The information for each of Dragon Fund’s last five fiscal years has been audited by Deloitte & Touche LLP, whose report, along with Dragon Fund’s financial statements, is included in Dragon Fund’s Annual Report, which is available upon request.

The following per share data and ratios have been derived from information provided in the financial statements.

	Class A††
	For the Year Ended December 31,
	2003	2002	2001	2000	1999
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of year	$ 6.21	$ 7.46	$ 8.20	$ 13.01	$ 7.24

Investment income (loss) — net**	.09	(.04)	(.01)	(.09)	— †
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	2.69	(1.21)	(.73)	(4.72)	5.77

Total from investment operations	2.78	(1.25)	(.74)	(4.81)	5.77

Less dividends from
investment income — net	(.08)	—	—	—	—

Net asset value, end of year	$ 8.91	$ 6.21	$ 7.46	$ 8.20	$ 13.01

Total Investment Return:*
Based on net asset value per share	44.88%	(16.76%)	(9.02%)	(36.97%)	79.70%

Ratios to Average Net Assets:
Expenses	2.08%	2.24%	1.91%	1.76%	1.77%

Investment income (loss) — net	1.21%	(.60%)	(.14%)	(.83%)	(.02%)

Supplemental Data:
Net assets, end of year (in thousands)	$62,810	$46,866	$57,938	$64,046	$93,352

Portfolio turnover	79.72%	141.69%	83.65%	66.85%	88.37%

*	Total investment returns exclude the effects of sales charges.
**	Based on average shares outstanding.
†	Amount is less than $(.01) per share.
††	Prior to April 14, 2003, Class A Shares were designated Class D Shares.

17

Dragon Fund — Financial Highlights (continued)

	Class B
	For the Year Ended December 31,
	2003	2002	2001	2000	1999
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of year	$ 5.87	$ 7.11	$ 7.89	$ 12.61	$ 7.07

Investment income (loss) — net**	.02	(.10)	(.07)	(.17)	(.07)
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	2.55	(1.14)	(.71)	(4.55)	5.61

Total from investment operations	2.57	(1.24)	(.78)	(4.72)	5.54

Less dividends from investment income — net	(.02)	—	—	—	—

Net asset value, end of year	$ 8.42	$ 5.87	$ 7.11	$ 7.89	$ 12.61

Total Investment Return:*
Based on net asset value per share	43.77%	(17.44%)	(9.89%)	(37.43%)	78.36%

Ratios to Average Net Assets:
Expenses	2.91%	3.03%	2.74%	2.51%	2.58%

Investment income (loss) — net	.36%	(1.39%)	(.93%)	(1.58%)	(.82%)

Supplemental Data:
Net assets, end of year (in thousands)	$26,825	$25,148	$52,614	$99,097	$278,334

Portfolio turnover	79.72%	141.69%	83.65%	66.85%	88.37%

*	Total investment returns exclude the effects of sales charges.
**	Based on average shares outstanding.

18

Dragon Fund — Financial Highlights (continued)

	Class C
	For the Year Ended December 31,
	2003	2002	2001	2000	1999
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of year	$ 5.79	$ 7.01	$ 7.77	$ 12.42	$ 6.97

Investment income (loss) — net**	.03	(.10)	(.07)	(.17)	(.07)
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	2.49	(1.12)	(.69)	(4.48)	5.52

Total from investment operations	2.52	(1.22)	(.76)	(4.65)	5.45

Less dividends from investment income — net	(.03)	—	—	—	—

Net asset value, end of year	$ 8.28	$ 5.79	$ 7.01	$ 7.77	$ 12.42

Total Investment Return:*
Based on net asset value per share	43.62%	(17.40%)	(9.78%)	(37.44%)	78.19%

Ratios to Average Net Assets:
Expenses	2.90%	3.05%	2.73%	2.53%	2.56%

Investment income (loss) — net	.39%	(1.41%)	(.92%)	(1.60%)	(.85%)

Supplemental Data:
Net assets, end of year (in thousands)	$7,191	$5,434	$7,565	$12,015	$26,436

Portfolio turnover	79.72%	141.69%	83.65%	66.85%	88.37%

*	Total investment returns exclude the effects of sales charges.
**	Based on average shares outstanding.

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Dragon Fund — Financial Highlights (concluded)

	Class I†
	For the Year Ended December 31,
	2003	2002	2001	2000	1999
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of year	$ 6.28	$ 7.52	$ 8.25	$ 13.04	$ 7.24

Investment income (loss) — net**	.10	(.02)	.01	(.07)	.02
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	2.73	(1.22)	(.74)	(4.72)	5.78

Total from investment operations	2.83	(1.24)	(.73)	(4.79)	5.80

Less dividends from
investment income — net	(.10)	—	—	—	—

Net asset value, end of year	$ 9.01	$ 6.28	$ 7.52	$ 8.25	$ 13.04

Total Investment Return:*
Based on net asset value per share	45.16%	(16.49%)	(8.85%)	(36.73%)	80.11%

Ratios to Average Net Assets:
Expenses	1.82%	1.99%	1.66%	1.54%	1.49%

Investment income (loss) — net	1.42%	(.32%)	.13%	(.65%)	.19%

Supplemental Data:
Net assets, end of year (in thousands)	$34,286	$20,755	$27,813	$36,485	$34,211

Portfolio turnover	79.72%	141.69%	83.65%	66.85%	88.37%

*	Total investment returns exclude the effects of sales charges.
**	Based on average shares outstanding.
†	Prior to April 14, 2003, Class I Shares were designated Class A Shares.

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Investment Objectives and Policies

The investment objectives of Developing Capital Markets and Dragon Fund are substantially similar. Developing Capital Markets seeks to provide stockholders with long-term capital appreciation by investing primarily in equity securities of issuers in countries with developing capital markets. Dragon Fund seeks long term capital appreciation by investing primarily in equity and debt securities of issuers domiciled in developing countries located in Asia and the Pacific Basin. Each Fund also uses similar, although not identical, investment strategies in seeking to achieve its objective. See “How the Fund Invests” in the Developing Capital Markets Prospectus and the Dragon Fund Prospectus.

Investment Restrictions

Dragon Fund and Developing Capital Markets have substantially similar investment restrictions except as follows: (i) Developing Capital Markets has adopted a non-fundamental investment restriction providing that it will not change its policy of investing at least 80% of its assets in equity securities of issuers located in developing capital markets without providing stockholders with 60 days prior written notice; (ii) Developing Capital Markets’ non-fundamental policy regarding short sales permits it to engage in short sales to the extent permitted by its Prospectus and Statement of Additional Information while Dragon Fund’s non-fundamental policy regarding short sales states that it intends to engage only in short sales against the box; and (iii) Developing Capital Markets has a non-fundamental investment restriction limiting its borrowings to 20% of the Fund’s total assets. See “Investment Objective and Policies — Investment Restrictions” in the Developing Capital Markets and Dragon Fund Statements.

Management

Management and Advisory Arrangements. MLIM serves as the manager to both Developing Capital Markets and Dragon Fund. MLIM has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which MLIM may pay a fee for services it receives on behalf of Developing Capital Markets and Dragon Fund. MLIM will also act as manager and MLAM U.K. will act as sub-adviser to the Pro Forma Developing Capital Markets Combined Fund.

Pursuant to a management agreement between MLIM and Developing Capital Markets, Developing Capital Markets pays and the Combined Fund will pay, MLIM a monthly management fee at an annual rate of 1.00% of Developing Capital Markets average daily net assets. Pursuant to a management agreement between MLIM and Dragon Fund, Dragon Fund pays MLIM a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.

Purchase of Shares

The class structure and purchase and distribution procedures for shares of Dragon Fund are substantially similar to those of Developing Capital Markets. Currently, Both Funds offer four classes of shares, designated Class A, Class B, Class C and Class I. Developing Capital Markets’ Class A, Class B, Class C and Class I shares are substantially the same as Dragon Fund’s Class A, Class B, Class C and Class I shares, respectively. For a complete discussion of the classes of shares and the purchase and distribution procedures related thereto for Developing Capital Markets and Dragon Fund, see “Your Account — Merrill Lynch Select PricingSM System”, and “— How to Buy, Sell, Transfer and Exchange Shares” in the Developing Capital Markets Prospectus and in the Dragon Fund Prospectus.

Sales Charges; 12b-1 Fees. Class A and Class I shares of Developing Capital Markets and Dragon Fund are sold subject to a front-end sales charge, and Class B and Class C shares of Developing Capital Markets and Dragon Fund are subject to a contingent deferred sales charge. Under separate class-specific plans adopted pursuant to Rule 12b-1 under the Investment Company Act, Developing Capital Markets and Dragon Fund each pays fees in connection with account maintenance for Class A, Class B and Class C shares and in connection with distribution for Class B and Class C shares (“12b-1 fees”).

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Set forth below is a comparison of the 12b-1 fees as well as the maximum applicable sales charges for Developing Capital Markets and Dragon Fund:

12b-1 Annual Fee Rates and Sales Charges (as a percentage of average daily net assets of the applicable share class)

	Account Maintenance Fee		Distribution Fee		Maximum Front-End(1) or Contingent Deferred Sales Charge(2)
Share Class	Developing Capital Markets	Dragon Fund	Developing Capital Markets	Dragon Fund	Developing Capital Markets	Dragon Fund
Class A Shares	0.25%	0.25%	None	None	5.25%	5.25%
Class B Shares	0.25%	0.25%	0.75%	0.75%	4.00%	4.00%
Class C Shares	0.25%	0.25%	0.75%	0.75%	1.00%	1.00%
Class I Shares	None	None	None	None	5.25%	5.25%

1	Class A shares and Class I shares of Developing Capital Markets and Dragon Fund are subject to a front-end sales charge. See “Purchase of Shares — Initial Sales Charge Alternatives — Class A and Class I Shares” in the Developing Capital Markets Statement and in the Dragon Fund Statement.
2	Class B shares and Class C shares of Developing Capital Markets and Dragon Fund are subject to a contingent deferred sales charge. See “Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares” in the Developing Capital Markets Statement and the Dragon Fund Statement.

Redemption of Shares

The redemption procedures for shares of Developing Capital Markets are the same as the redemption procedures for shares of Dragon Fund. For purposes of computing any CDSC that may be payable upon disposition of shares of Developing Capital Markets distributed to Dragon Fund stockholders in the Reorganization, the holding period of Dragon Fund shares outstanding on the date the Reorganization takes place will be tacked to the holding period of the shares of Developing Capital Markets distributed in the Reorganization. See “Your Account — Merrill Lynch Select PricingSM System,” “— How to Buy, Sell, Transfer and Exchange Shares” and “— Participation in Fee-Based Programs” in the Developing Capital Markets Prospectus and in the Dragon Fund Prospectus.

Exchange of Shares

The exchange privilege for the Class A, Class B, Class C and Class I shares of Developing Capital Markets is identical to the exchange privilege for the Class A, Class B, Class C and Class I shares of Dragon Fund. U.S. stockholders of Class A, Class B, Class C and Class I shares of each Fund have an exchange privilege with certain other MLIM/FAM-advised funds, including Summit Cash Reserves Fund (“Summit”), a series of Financial Institutional Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C, and Class I shares of MLIM/FAM-advised funds. Class I stockholders of each Fund may exchange their Class I shares for Class I shares of a second MLIM/FAM-advised fund if the stockholder holds any Class I shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class I shares of the second fund. If the Class I stockholder wants to exchange Class I shares for shares of a second MLIM/FAM-advised fund, and the stockholder does not hold Class I shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class I shares of the second fund, the stockholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second MLIM/FAM-advised fund at any time as long as, at the time of the exchange, the stockholder holds Class I shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class I shares of the second fund. Class A, Class B and Class C shares will be exchangeable with shares of the same class of other MLIM/FAM-advised funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of a Fund is “tacked” to the holding period of the newly acquired shares of the other fund. Class A, Class B, Class C and Class I shares also will be exchangeable for shares of certain MLIM/FAM-advised funds

22

specifically designated as available for exchange by holders of Class A, Class B, Class C or Class I shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares used in an exchange must have been held by the stockholder for at least 15 days.

Performance

The following tables provide performance information for each class of shares of each Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance. For more information concerning the performance of Developing Capital Markets, please refer to the Developing Capital Markets Prospectus, the Developing Capital Markets Statement and the Developing Capital Markets Annual Report. For more information concerning the performance of Dragon Fund, please refer to the Dragon Fund Prospectus, the Dragon Fund Statement, the Dragon Fund Annual Report and the Dragon Fund Semi-Annual Report.

Developing Capital Markets Average Annual Total Return

	Class A*		Class B		Class C		Class I*
Period	With Sales Charge†	Without Sales Charge	With Sales Charge†	Without Sales Charge	With Sales Charge†	Without Sales Charge	With Sales Charge†	Without Sales Charge
One Year Ended 12/31/03	43.39%	51.33%	46.23%	50.23%	49.06%	50.06%	43.68%	51.64%
Five Years Ended 12/31/03	8.65%	9.83%	8.65%	8.94%	8.91%	8.91%	8.90%	10.08%
Ten Years Ended 12/31/03	—	—	—	—	—	—	-0.58%	-0.04%
Inception (7/1/94) through 12/31/03	—	—	0.43%	0.43%	—	—	—	—
Inception (10/21/94) through 12/31/03	-0.85%	-0.27%	—	—	-1.08%	-1.08%	—	—

*	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
†	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class I shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after six years. Class C shares are subject to a 1.0% CDSC for one year.

Dragon Fund Average Annual Total Return

	Class A*		Class B		Class C		Class I*
Period	With Sales Charge†	Without Sales Charge	With Sales Charge†	Without Sales Charge	With Sales Charge†	Without Sales Charge	With Sales Charge†	Without Sales Charge
One Year Ended 12/31/03	37.28%	44.88%	39.77%	43.77%	42.62%	43.62%	37.54%	45.16%
Five Years Ended 12/31/03	3.32%	4.44%	3.25%	3.60%	3.59%	3.59%	3.59%	4.72%
Ten Years Ended 12/31/03	-5.21%	-4.69%	-5.46%	-5.46%	—	—	—	—
Inception (10/21/94) through 12/31/03	—	—	—	—	-5.10%	-5.10%	-4.67%	-4.11%

*	Prior to April 14, 2003, Class I shares were designated Class A and Class A shares were designated Class D.
†	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class I shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after six years. Class C shares are subject to a 1.0% CDSC for one year.

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Code of Ethics

Each Board has approved the same Code of Ethics under Rule 17j-1 of the Investment Company Act, which covers each Fund, MLIM, the sub-adviser and FAM Distributors, Inc., each Fund’s Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the respective Fund.

Stockholder Rights

Stockholders of Developing Capital Markets are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Developing Capital Markets does not intend to hold annual meetings of stockholders. Voting rights for Directors are not cumulative.

Shares of Developing Capital Markets to be issued to stockholders of Dragon Fund in the Reorganization will be fully paid and non-assessable, will have no preemptive rights, and will have the conversion rights described in this Proxy Statement and Prospectus and in the Developing Capital Markets Prospectus. Each share of Developing Capital Markets is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class A, Class B and Class C shares bear certain additional expenses. See “Stockholders’ Meetings” below for additional information. Rights attributable to shares of Dragon Fund are substantially similar to those described above.

Dividends

It is the intention of each Fund to distribute substantially all of its net investment income. Each Fund distributes dividends from net investment income, if any, at least annually. All net realized capital gains, if any, will be distributed to each Fund’s stockholders at least annually. From time to time, each Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year.

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Automatic Dividend Reinvestment Plan

Developing Capital Markets and Dragon Fund each offers its stockholders an Automatic Dividend Reinvestment Plan (each, a “Plan” and collectively, the “Plans”) with the same terms. Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the relevant Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Plans, see “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Developing Capital Markets Prospectus and in the Dragon Fund Prospectus.

After the Reorganization, former stockholders of Dragon Fund who elected to receive dividends in cash will continue to receive dividends in cash from the Combined Fund. Otherwise, dividends paid to all former Dragon Fund stockholders will be automatically reinvested in shares of the Combined Fund. If a stockholder currently owns shares of Developing Capital Markets and shares of Dragon Fund, after the Reorganization that stockholder’s election with respect to the dividends of Developing Capital Markets will control unless the stockholder specifically elects a different option.

Automatic Investment Plans

A stockholder of each Fund may make additions to an investment account at any time by purchasing Class I shares (if he or she is an eligible Class I investor) or Class A, Class B or Class C shares at the applicable public offering price. These purchases may be made either through the stockholder’s securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund’s Automatic Investment Plan. Under the Automatic Investment Plan, the Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the stockholder by either pre-authorized checks or automated clearing house debits. Alternatively, an investor that maintains a CMA® Account may arrange to have periodic investments made in the Fund in amounts of $100 ($1 or more for retirement accounts) or more through the CMA® Automated Investment Program.

Systematic Withdrawal Plan

A stockholder may elect to receive systematic withdrawals from his or her investment account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for stockholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for stockholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the stockholder’s account to provide the withdrawal payment specified by the stockholder. The stockholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable.

If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit will be made, on the next business day following redemption. When a stockholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. A stockholder’s systematic withdrawal plan may be terminated at any time, without charge or penalty, by the stockholder, the Fund, the Transfer Agent or the Distributor.

With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the

25

same order as Class B or Class C shares are otherwise redeemed. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, the systematic withdrawal plan will be applied thereafter to Class A shares if the stockholder so elects. See “Purchase of Shares — Deferred Sales Charge Alternatives — Conversion of Class B Shares to Class A Shares” in the Developing Capital Markets Statement and the Dragon Fund Statement. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Advisor.

Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the stockholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the stockholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the stockholder has elected to make systematic withdrawals.

Alternatively, a stockholder whose shares are held within a CMA® or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® Systematic Redemption Program or the redemption program of the Retirement Account. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the stockholder’s account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A stockholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the stockholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA® Systematic Redemption Program, eligible stockholders should contact their Merrill Lynch Financial Advisor.

Tax Information

The tax consequences associated with investment in shares of Dragon Fund are substantially identical to the tax consequences associated with investment in shares of Developing Capital Markets. See “Your Account — Dividends and Taxes” in the Developing Capital Markets Prospectus.

Portfolio Transactions

The procedures for engaging in portfolio transactions are generally the same for Developing Capital Markets and Dragon Fund. After the Reorganization, the Pro Forma Developing Capital Markets Combined Fund will use the portfolio transaction procedures of Developing Capital Markets. For a discussion of Developing Capital Markets’ procedures, see “Portfolio Transactions and Brokerage” in the Developing Capital Markets Statement.

Portfolio Turnover

While neither Fund generally expects to engage in trading for short term gains, each Fund will effect portfolio transactions without regard to holding period if, in Fund management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund. The following table illustrates the portfolio turnover rates for each Fund for the last two fiscal years:

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Fund	Portfolio Turnover Rate for Year Ended June 30, 2003/ December 31, 2003*	Portfolio Turnover Rate for Year Ended June 30, 2002/ December 31, 2002*
Developing Capital Markets	77.68%	114.72%
Dragon Fund	79.72%	141.69%

*	The fiscal year end of Developing Capital Markets is June 30 and the fiscal year end of Dragon Fund is December 31.

Additional Information

Net Asset Value. Dragon Fund and Developing Capital Markets each determines the net asset value of each class of its shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

Stockholder Services. Each Fund offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of Class A, Class B, Class C and Class I shares of each Fund have an exchange privilege with certain other MLIM/FAM-advised funds. For a description of these services, see “Shareholder Services” in Part II of the Developing Capital Markets Statement.

Custodian. Brown Brothers Harriman & Co. (“BBH”) acts as custodian for the cash and securities of both Developing Capital Markets and Dragon Fund. BBH’s principal business address is 40 Water Street, Boston, Massachusetts 02109. It is anticipated that BBH will serve as the custodian of the Combined Fund.

Accounting Services. Each of Developing Capital Markets and Dragon Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”), pursuant to which State Street provides certain accounting services to Developing Capital Markets and Dragon Fund. Developing Capital Markets and Dragon Fund each pay a fee for these services. Prior to January 1, 2001, MLIM provided accounting services to both Developing Capital Markets and Dragon Fund and was reimbursed by the Funds at its cost in connection with such services. MLIM continues to provide certain accounting services to Developing Capital Markets and Dragon Fund and the Funds reimburse MLIM for these services.

The tables below show the amounts paid by Developing Capital Markets and Dragon Fund to State Street and to MLIM, as applicable, for accounting services for the periods indicated.

	Developing Capital Markets			Dragon Fund
Fiscal Year*	Paid to State Street		Paid to MLIM	Paid to State Street		Paid to MLIM
2003	$75,613		$ 1,310	$83,197		$2,466
2002	$76,449		$16,433	$90,528		$8,926
2001	$27,618	**	$86,503	$38,907	**	$8,997

*	The fiscal year end of Developing Capital Markets is June 30 and the fiscal year end of Dragon Fund is December 31.
**	Represents payments pursuant to the agreement with State Street commencing on January 1, 2001.

Transfer Agent, Dividend Disbursing Agent and Registrar. Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent, dividend disbursing agent and registrar with respect to Developing Capital Markets and Dragon Fund (the “Transfer Agent”), pursuant to separate registrar, transfer agency and service agreements with each of the Funds. Each Fund pays between $16.00 and $20.00 for each Class A or Class I stockholder account and between $19.00 and $23.00 for each Class B or Class C stockholder account, depending on the level of service required. Each Fund reimburses FDS for certain transaction charges and out-of-pocket expenses incurred by FDS under the transfer agency agreement. The following table sets forth the transfer agent fees paid by Developing Capital Markets and Dragon Fund for the last three fiscal years:

	Fiscal Year*
Fund	2003	2002	2001
Developing Capital Markets	$272,391	$335,550	$359,246
Dragon Fund	$444,899	$509,551	$584,499

*	The fiscal year end of Developing Capital Markets is June 30 and the fiscal year end of Dragon Fund is December 31.

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Capital Stock. Developing Capital Markets is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, which are divided into four classes, designated Class A, Class B, Class C and Class I shares each of which consists of 100,000,000 shares. Dragon Fund is authorized to issue 500,000,000 shares of common stock, par value $0.10 per share, which are divided into four classes as follows: 100,000,000 Class A shares, 200,000,000 Class B shares, 100,000,000 Class C shares and 100,000,000 Class I shares.

The types of expenses attributable to Class A, Class B, Class C and Class I shares of Developing Capital Markets and Class A, Class B, Class C and Class I shares of Dragon Fund are identical in all respects.

Stockholder Inquiries. Stockholder inquiries with respect to Developing Capital Markets and Dragon Fund may be addressed to the respective Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

THE REORGANIZATION

General

Under the Agreement and Plan (attached hereto as Exhibit I), Developing Capital Markets will acquire substantially all of the assets, and assume substantially all of the liabilities, of Dragon Fund in exchange solely for an equal aggregate value of newly issued shares of common stock, with a par value of $.10 per share, of Developing Capital Markets. Such shares of Developing Capital Markets received by Dragon Fund will then be distributed on a proportionate basis to the stockholders of Dragon Fund in exchange for their shares of common stock of Dragon Fund, with a par value of $.10 per share.

Generally, the assets transferred by Dragon Fund to Developing Capital Markets will equal all investments of Dragon Fund held in its portfolio as of the close of business on the NYSE on the business day prior to the date the Reorganization takes place (“Valuation Time”) and all other assets of Dragon Fund as of such time.

Shares of Developing Capital Markets will be distributed to stockholders of Dragon Fund as follows: holders of Class A, Class B, Class C and Class I shares of Dragon Fund as of the Valuation Time will be entitled to receive Class A, Class B, Class C and Class I shares, respectively, of Developing Capital Markets (the “Corresponding Shares”). The aggregate net asset value of the Corresponding Shares of Developing Capital Markets to be received by each stockholder of Dragon Fund will equal the aggregate net asset value of the shares of Dragon Fund owned by such stockholder as of the Valuation Time. See “Terms of the Agreement and Plan — Valuation of Assets and Liabilities” for information concerning the calculation of net asset value.

Since the Corresponding Shares will be issued at net asset value and the shares of Dragon Fund will be valued at net asset value, the interests of holders of shares of Dragon Fund and Developing Capital Markets will not be diluted as a result of the Reorganization. Because the Combined Fund will have a larger asset base than either Dragon Fund or Developing Capital Markets as a result of the Reorganization, a stockholder likely will hold a lower percentage of ownership in the Pro Forma Developing Capital Markets Combined Fund than he or she owned in either Fund immediately prior to the Reorganization.

Procedure

The Board of Dragon Fund, including all of the Directors who are not “interested persons” as defined in the Investment Company Act (the “non-interested Directors”), after determining that the Reorganization is in the best interests of Dragon Fund and that the interests of the stockholders of Dragon Fund with respect to net asset value will not be diluted as a result of effecting the Reorganization, unanimously approved the Agreement and Plan and the submission of such Agreement and Plan to the stockholders of Dragon Fund for approval. The Board of Developing Capital Markets, including all of the non-interested Directors, after determining that the Reorganization is in the best interests of Developing Capital Markets and that the interests of the stockholders of Developing Capital Markets with respect to net asset value will not be diluted as a result of effecting the Reorganization, unanimously approved the Agreement and Plan. No vote of the stockholders of Developing Capital Markets is required.

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If the stockholders of Dragon Fund approve the Agreement and Plan at the Meeting, and all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place as soon as practicable after such approval.

The Board of Directors of Dragon Fund recommends that stockholders of Dragon Fund approve the Agreement and Plan.

Terms of the Agreement and Plan

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, a copy of which is attached hereto as Exhibit I.

Valuation of Assets and Liabilities. Full shares of Developing Capital Markets, and to the extent necessary, fractional shares of Developing Capital Markets, of an aggregate net asset value equal to the aggregate net asset value of the assets of Dragon Fund, determined as hereinafter provided, shall be issued by Developing Capital Markets, in return for such assets of Dragon Fund. The respective assets of the Funds will be valued as of the Valuation Time. The assets of each Fund will be valued according to the procedures set forth under “Your Account — How Shares Are Priced” in the Developing Capital Markets Prospectus. Such valuation and determination shall be made by Developing Capital Markets in cooperation with Dragon Fund. Purchase orders for Dragon Fund shares that have not been confirmed as of the Valuation Time will be treated as assets of Dragon Fund for purposes of the Reorganization. Redemption requests that have not settled as of the Valuation Time will be treated as liabilities for purposes of the Reorganization.

Distribution of Corresponding Shares. As soon as practicable after the Closing Date (the next full business day following the Valuation Time), Dragon Fund will liquidate and distribute the Corresponding Shares of Developing Capital Markets received by it pro rata to its stockholders in exchange for such stockholders’ proportional interests in Dragon Fund. The Corresponding Shares of Developing Capital Markets received by the stockholders will have the same aggregate net asset value as each such stockholders’ interest in Dragon Fund held on the Closing Date. Generally, the liquidation and distributions will be accomplished by opening new accounts on the books of Developing Capital Markets in the names of the stockholders of Dragon Fund and transferring to those stockholders’ accounts the shares of Developing Capital Markets representing such stockholders’ interests in Dragon Fund.

No sales charge or fee of any kind will be charged to stockholders of Dragon Fund in connection with their receipt of Corresponding Shares of Developing Capital Markets in the Reorganization.

Expenses. The expenses of the Reorganization that are directly attributable to Dragon Fund are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the meeting of stockholders of Dragon Fund to consider the Reorganization and the expenses related to the solicitation of proxies to be voted at that meeting. The expenses of the Reorganization that are directly attributable to Dragon Fund will be borne by Dragon Fund. The expenses directly attributable to Developing Capital Markets are expected to include the expenses incurred in printing sufficient copies of Developing Capital Markets’ Prospectus, Annual Report and Semi-Annual Report that will accompany the mailing of the Proxy Statement and Prospectus. The expenses of the Reorganization that are directly attributable to Developing Capital Markets will be borne by Developing Capital Markets. Certain other expenses of the Reorganization, including expenses in connection with obtaining the opinion of counsel with respect to certain tax matters, the preparation of the Agreement and Plan, legal, transfer agent and audit fees, will be borne equally by Dragon Fund and Developing Capital Markets. The expenses of the Reorganization attributable to Developing Capital Markets and Dragon Fund are currently estimated to be approximately $111,000 and $218,000, respectively.

Required Approvals. Consummation of the Reorganization is conditioned upon the approval by the Board of Developing Capital Markets and the Board of Dragon Fund, as well as the receipt of certain regulatory approvals. Approval of the Agreement and Plan by Dragon Fund also requires the affirmative vote of the stockholders of Dragon Fund representing a majority of the outstanding shares of Dragon Fund entitled to be voted thereon. All classes of shares of Dragon Fund will vote together as a single class in approving the Agreement and Plan. A vote of the stockholders of Developing Capital Markets is not required.

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Deregistration and Dissolution of Dragon Fund. Following the transfer of the assets and liabilities of Dragon Fund to Developing Capital Markets and distribution of the Corresponding Shares of Developing Capital Markets to Dragon Fund’s stockholders, Dragon Fund will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

Amendments and Conditions. Prior to stockholder approval of the Reorganization, the Agreement and Plan may be amended, modified, superseded, canceled, renewed or extended, and the terms of the covenants may be waived, by a written instrument executed by the Funds or, in the case of a waiver, by the Fund waiving compliance. At any time prior to the Closing Date, any of the terms or conditions of the Agreement and Plan may be waived by the Board of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action will not have a material adverse effect on the benefits intended under the Agreement and Plan to the stockholders of the applicable Fund, on behalf of which such action is taken. In addition, the Board of Directors of each Fund has delegated to its manager, MLIM, the ability to make non-material changes to the terms of the Reorganization if MLIM deems it to be in the best interests of the Fund to do so. The obligations of Dragon Fund and Developing Capital Markets pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 becoming effective, approval of the Reorganization by Dragon Fund’s stockholders, an opinion of counsel being received as to certain tax matters and the continuing accuracy of various representations and warranties being confirmed by the respective parties. The Boards may amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the stockholders of Dragon Fund.

Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the stockholders of Dragon Fund, prior to the Closing Date, or the Closing Date may be postponed with respect to the Reorganization: (i) by mutual consent of the Boards of Developing Capital Markets and Dragon Fund; (ii) by the Board of Dragon Fund if any condition of Dragon Fund’s obligations with respect to the Reorganization has not been fulfilled or waived by such Board; or (iii) by the Board of Developing Capital Markets if any condition of Developing Capital Markets’ obligations with respect to the Reorganization has not been fulfilled or waived by such Board.

Potential Benefits to Stockholders of Dragon Fund as a Result of the Reorganization

The Board of Dragon Fund has determined, after considering numerous factors including the estimated costs associated with the Reorganization, that the Reorganization is in the best interests of Dragon Fund and its stockholders. Following the Reorganization, Dragon Fund stockholders will be invested in a non-diversified open-end fund that has substantially the same investment objective as Dragon Fund and the same sales charges and account maintenance and distribution fees. In addition, stockholders of Dragon Fund are likely to experience certain benefits, including potential future economies of scale and the potential for greater flexibility in portfolio management.

MLIM and the Board of Dragon Fund believe that the Reorganization will also benefit the stockholders of Dragon Fund because after the Reorganization, certain fixed costs, such as printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby potentially lowering the expense ratio borne by stockholders of Dragon Fund.

To illustrate the potential economies of scale for Dragon Fund stockholders, the following table sets forth the total operating expense ratio for each class of shares as of December 31, 2003.

	Class A Shares	Class B Shares*	Class C Shares	Class I Shares
Developing Capital Markets	2.13%	2.94%	2.94%	1.88%
Dragon Fund	2.08%	2.91%	2.90%	1.82%
Pro Forma Developing Capital Markets Combined Fund**	1.94%	2.75%	2.75%	1.69%

*	Class B shares automatically convert to Class A shares about eight years after initial purchase and will no longer be subject to distribution fees.
**	Assuming the Reorganization had taken place on, December 31, 2003.

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The following table sets forth the net assets of the Funds for each of their last three fiscal year ends and as of December 31, 2003.

Dragon Fund		Developing Capital Markets

Net Assets as of	Net Assets	Net Assets as of	Net Assets
December 31, 2003	$131,710,490	December 31, 2003	$82,503,455
December 31, 2002	$ 98,201,409	June 30, 2003	$61,190,867
December 31, 2001	$145,929,085	June 30, 2002	$78,006,434
		June 30, 2001	$98,077,679

Although Developing Capital Markets is smaller than Dragon Fund, the Board of Dragon Fund determined that because Developing Capital Markets may invest in more diverse geographic regions than Dragon Fund it is more likely to attract and maintain an economically viable asset level after the Reorganization. MLIM and the Board of Dragon Fund believe that Dragon Fund is likely to experience net redemptions over time resulting in a higher operating expense ratio. As discussed above, in the Reorganization, stockholders of Dragon Fund should benefit by becoming invested in an open-end fund with a similar investment objective, a lower operating expense ratio and a larger asset base that has a broader, more geographically diversified portfolio of assets.

In approving the Reorganization, the Board of Dragon Fund also determined that the interests of existing stockholders of Dragon Fund would not be diluted as a result of the Reorganization.

Tax Consequences of the Reorganization

Summary. Dragon Fund and Developing Capital Markets will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither Fund will recognize any gain or loss on the transaction, and no stockholder of Dragon Fund will recognize any gain or loss upon receipt of shares of Developing Capital Markets in the Reorganization.

General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(d) of the Internal Revenue Code of 1986, as amended (the “Code”). Developing Capital Markets and Dragon Fund have elected and qualified for the special tax treatment afforded “regulated investment companies” under the Code, and Developing Capital Markets intends to continue to so qualify after the Reorganization. The Funds have requested an opinion of counsel to the effect that for Federal income tax purposes: (i) the transfer by Dragon Fund of substantially all of its assets to Developing Capital Markets in exchange solely for Corresponding Shares of Developing Capital Markets as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(d) of the Code, and each Fund will be deemed to be a “party” to a reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by Dragon Fund as a result of the transfer of its assets solely in exchange for Developing Capital Markets shares or on the distribution of the Corresponding Shares of Developing Capital Markets to its stockholders under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized by Developing Capital Markets on the receipt of assets of Dragon Fund in exchange for Developing Capital Markets shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the stockholders of Dragon Fund on the receipt of Corresponding Shares of Developing Capital Markets in exchange for their shares of Dragon Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of Dragon Fund’s assets in the hands of Developing Capital Markets will be the same as the tax basis of such assets in the hands of Dragon Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Developing Capital Markets received by the stockholders of Dragon Fund in the Reorganization (including fractional shares to which they may be entitled) will be equal to the tax basis of the shares of Dragon Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Corresponding Shares of Developing Capital Markets (including fractional shares to which he/she may be entitled) will be determined by including the period for which such stockholder held Dragon Fund shares exchanged therefore provided that such Dragon Fund shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Developing Capital Markets’ holding period with respect to Dragon Fund’s assets transferred will include the period for which such assets were held by Dragon Fund; and (ix) pursuant to Section 381(a) of the Code and

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regulations thereunder, Developing Capital Markets will succeed to and take into account certain tax attributes of Dragon Fund, such as earnings and profits, capital loss carryovers and method of accounting.

Under Section 381(a) of the Code, Developing Capital Markets will succeed to and take into account certain tax attributes of Dragon Fund, including, but not limited to, earnings and profits, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(d) of the Code, which could reduce the benefit of these attributes to Developing Capital Markets. As of September 30, 2003, both Funds had significant net realized capital losses and some unrealized appreciation. After the Reorganization, stockholders will benefit from the ability of the Combined Fund to use realized capital losses to offset any realized capital gains.

Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

Status as a Regulated Investment Company. Developing Capital Markets and Dragon Fund have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code and, after the Reorganization, Developing Capital Markets intends to continue to so qualify.

Capitalization

The following tables set forth as of December 31, 2003: (i) the capitalization of Developing Capital Markets, (ii) the capitalization of Dragon Fund, and (iii) the pro forma capitalization of the Pro Forma Developing Capital Markets Combined Fund as adjusted to give effect to the Reorganization assuming the Reorganization was consummated as of that date.

Capitalization of Developing Capital Markets, Dragon Fund and Pro Forma Developing Capital Markets Combined Fund as of December 31, 2003

	Developing Capital Markets Fund

	Class A	Class B	Class C	Class I
Total Net Assets:	$18,794,288	$16,137,613	$7,181,926	$40,278,627
Shares Outstanding:	1,375,813	1,245,090	556,475	2,905,029
Net Asset Value Per Share:	$ 13.66	$ 12.96	$ 12.91	$ 13.87

	Dragon Fund

	Class A	Class B	Class C	Class I
Total Net Assets:	$62,705,718	$26,780,384	$7,777,617	$34,228,772
Shares Outstanding:	7,049,820	3,186,200	940,720	3,803,966
Net Asset Value Per Share:	$ 8.89	$ 8.41	$ 8.27	$ 9.00

	Pro Forma Developing Capital Markets Combined Fund

	Class A	Class B	Class C	Class I
Total Net Assets:	$81,500,006	$42,917,997	$14,959,543	$74,507,399
Shares Outstanding:	5,966,109	3,311,318	1,159,106	5,373,722
Net Asset Value Per Share:	$ 13.66	$ 12.96	$ 12.91	$ 13.87

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INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time and Place of Meeting

The Meeting will be held on Wednesday, May 26, 2004, at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 9: 00 a.m. Eastern time.

Solicitation, Revocation and Use of Proxies

A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Dragon Fund. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the Agreement and Plan.

It is not anticipated that any other matters will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

Only holders of record of shares of Dragon Fund at the close of business on the Record Date are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, the number of shares of Dragon Fund issued, outstanding and entitled to vote was _______________.

Security Ownership of Certain Beneficial Owners and Management of Developing Capital Markets and Dragon Fund

At the Record Date, the Directors and officers of Developing Capital Markets as a group owned in the aggregate less than 1% of the outstanding shares of Developing Capital Markets and owned in the aggregate less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

To the knowledge of Developing Capital Markets, as of the Record Date, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of the outstanding shares of Developing Capital Markets.

At the Record Date, the Directors and officers of Dragon Fund as a group owned in the aggregate less than 1% of the outstanding shares of Dragon Fund and owned in the aggregate less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

To the knowledge of Dragon Fund, as of the Record Date, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of Dragon Fund.

Voting Rights and Required Vote

For purposes of this Proxy Statement and Prospectus, each share of each class of Dragon Fund is entitled to one vote. Approval of the Agreement and Plan by Dragon Fund requires the affirmative vote of the stockholders of Dragon Fund representing a majority of the outstanding shares of Dragon Fund entitled to be voted thereon. All classes of shares of Dragon Fund will vote together as a single class in approving the Agreement and Plan. A vote of the stockholders of Developing Capital Markets is not required.

Stockholders of Dragon Fund are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any stockholder of Dragon Fund may redeem his or her respective shares prior to the Reorganization.

A quorum for purposes of the Meeting consists of one third of the shares of Dragon Fund entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of the stockholders of Dragon Fund is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan are not received from the stockholders of Dragon Fund, the persons present or named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from

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stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Dragon Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of Dragon Fund‘s stockholders.

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Dragon Fund. Dragon Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Dragon Fund and will reimburse certain persons that the Fund may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of the Fund. See “The Reorganization — Terms of the Agreement and Plan of Reorganization — Expenses.”

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Dragon Fund. Dragon Fund has retained Georgeson Shareholder, with offices at 17 State Street, New York, New York 10004, to aid in the solicitation of proxies at a cost of approximately $10,000, plus out-of-pocket expenses, which are estimated to be $31,720.

Broker-dealer firms, including Merrill Lynch, holding shares of Dragon Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Such abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto that the Funds have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

Each Fund files reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by each Fund can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials also can be obtained from the public reference section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the Commission.

LEGAL PROCEEDINGS

There are no material legal proceedings to which either Fund is a party.

LEGAL OPINIONS

Certain legal matters in connection with the Reorganization will be passed upon for Developing Capital Markets and Dragon Fund by Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019.

EXPERTS

The financial highlights of the Funds, other than the unaudited information, included in this Proxy Statement and Prospectus have been so included with respect to Developing Capital Markets and Dragon Fund in reliance on the reports of Deloitte & Touche LLP (“D&T”), independent auditors, given on their authority as experts in auditing and accounting. The principal business address of D&T is 750 College Road East, Princeton, New Jersey 08540. D&T will serve as the independent auditors for the Pro Forma Developing Capital Markets Combined Fund after the Reorganization.

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STOCKHOLDERS’ MEETINGS

Stockholders of each Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on any matter submitted to a stockholder vote. As Maryland corporations, neither Fund intends to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; or (iii) approval of distribution arrangements. The Articles of Incorporation of each Fund does not require it to hold an annual meeting of stockholders. Each Fund will be required, however, to call special meetings of its stockholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the Fund’s fundamental policies, objectives or restrictions. Each Fund also would be required to hold a stockholders’ meeting to elect new Directors at such time as less than a majority of the Directors holding office have been elected by stockholders. The by-laws of each Fund provide that a stockholders’ meeting may be called with respect to such Fund at any time by a majority of the Directors, the President, or on the written request of the holders of at least 10% of the outstanding capital stock of such Fund entitled to vote at such meeting.

STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at any subsequent meetings of stockholders of Dragon Fund must be received by Dragon Fund within a reasonable time before the solicitation relating to such meeting is to be made by the Board of Dragon Fund in order to be considered in Dragon Fund ‘s proxy statement and form of proxy relating to the meeting. The persons named as proxies in any future proxy materials of Dragon Fund may exercise discretionary authority with respect to any stockholder proposal presented at any subsequent meeting of the stockholders of Dragon Fund if written notice of such proposal has not been received by Dragon Fund within a reasonable time before Dragon Fund begins to print and mail the proxy solicitation materials to be used in connection with such meeting. Written proposals with regard to Dragon Fund should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. If the Reorganization is approved, the Meeting will be the last meeting for Dragon Fund’s stockholders.

By Order of the Board of Directors, PHILLIP S. GILLESPIE Secretary Merrill Lynch Dragon Fund, Inc.

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EXHIBIT I

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of the __ day of March __, 2004, by and between Merrill Lynch Developing Capital Markets Fund, Inc., a Maryland corporation (“Developing Capital Markets Fund”), and Merrill Lynch Dragon Fund, Inc., a Maryland corporation (“Dragon Fund”).

PLAN OF REORGANIZATION

The reorganization is comprised of the following transactions: (1) Developing Capital Markets Fund will acquire substantially all of the assets and assume substantially all of the liabilities of Dragon Fund in exchange solely for an equal aggregate value of newly issued shares of common stock, with a par value of $.10 per share, of Developing Capital Markets Fund and (2) the subsequent distribution of Corresponding Shares (defined in the following paragraph) of Developing Capital Markets Fund to Dragon Fund stockholders in exchange for their shares of common stock, with a par value of $.10 per share, of Dragon Fund. The transactions described in this paragraph are collectively referred to as the “Reorganization.” Developing Capital Markets Fund together with Dragon Fund are collectively referred to as the “Funds”. The Boards of Directors of Dragon Fund and Developing Capital Markets Fund are referred to collectively herein as the “Boards” or singularly as the “Board” where applicable.

In the course of the Reorganization, shares of Developing Capital Markets Fund will be distributed to stockholders of Dragon Fund as follows: holders of Class A, B, C and I shares of Dragon Fund as of the Valuation Time (as defined in Section 3(c) of this Agreement) will be entitled to receive Class A, B, C and I shares, respectively, of Developing Capital Markets Fund (“Corresponding Shares”). The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any, shall apply to the Corresponding Shares as applied to shares of Dragon Fund as of the Valuation Time. The aggregate net asset value of the Corresponding Shares of Developing Capital Markets Fund to be received by each stockholder of Dragon Fund will equal the aggregate net asset value of the shares of Dragon Fund owned by such stockholder as of the Valuation Time. In consideration therefor, on the Closing Date (as defined in Section 7 of this Agreement), Developing Capital Markets Fund shall acquire substantially all of the assets of Dragon Fund and assume substantially all of Dragon Fund’s liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

As promptly as practicable after the consummation of the Reorganization, the Board of Dragon Fund shall take or shall cause such officers of Dragon Fund to take such action as may be necessary to dissolve Dragon Fund in accordance with the laws of the State of Maryland and to terminate Dragon Fund’s registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

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AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Developing Capital Markets Fund and Dragon Fund hereby agree as follows:

1. Representations and Warranties of Dragon Fund.

Dragon Fund represents and warrants to, and agrees with Developing Capital Markets Fund that:

(a) Dragon Fund is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets, to transfer the assets and liabilities of Dragon Fund to Developing Capital Markets Fund and to carry out this Agreement. Dragon Fund has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Dragon Fund is duly registered under the 1940 Act, as an open-end management investment company (File No. 811-6581), and such registration has not been revoked or rescinded and is in full force and effect. Dragon Fund has elected and qualified at all times since its inception for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code and intends to continue to so qualify through its taxable year ending on the Closing Date.

(c) As used in this Agreement, the term “Dragon Fund Investments” shall mean (i) the investments of Dragon Fund shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Developing Capital Markets Fund pursuant to Section 9(b); and (ii) all other assets owned by Dragon Fund or liabilities incurred by Dragon Fund existing as of the Valuation Time

(d) Dragon Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) Developing Capital Markets Fund has been furnished with a statement of assets and liabilities and a schedule of investments of Dragon Fund, each as of December 31, 2003, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities and an unaudited schedule of investments of Dragon Fund, each as of the Valuation Time, will be furnished to Developing Capital Markets Fund at or prior to the Closing Date for the purpose of determining the number of shares of Developing Capital Markets Fund to be issued pursuant to Section 4 of this Agreement;

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and each will fairly present the financial position of Dragon Fund as of the Valuation Time in conformity with accounting principles generally accepted in the United States of America.

(f) Developing Capital Markets Fund has been furnished with Dragon Fund’s Annual Report to Stockholders for the year ended December 31, 2003. The financial statements appearing in there fairly present the financial position of Dragon Fund as of the dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(g) Developing Capital Markets Fund has been furnished with the prospectus and statement of additional information of Dragon Fund, each dated April 28, 2003. Such prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Dragon Fund, threatened against it which assert liability on the part of Dragon Fund, which materially affect its financial condition or its ability to consummate the Reorganization. Dragon Fund is neither charged with nor, to the best of the knowledge of Dragon Fund, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) There are no material contracts outstanding to which Dragon Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (o) below) or will not otherwise be disclosed to Developing Capital Markets Fund prior to the Valuation Time.

(j) Dragon Fund is not a party to or obligated under any provision of its Articles of Incorporation, as amended, restated and supplemented, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

(k) Dragon Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report, and those incurred in connection with the Reorganization. As of the Valuation Time, Dragon Fund will advise Developing Capital Markets Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to Dragon Fund.

(l) Dragon Fund has filed, or has obtained extensions to file, all Federal, state and local tax returns that are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and

I-3

all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Dragon Fund have been adequately provided for on its books, and no tax deficiency or liability of Dragon Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) At both the Valuation Time and the Closing Date, Dragon Fund will have full right, power and authority to sell, assign, transfer and deliver the Dragon Fund Investments. At the Closing Date, subject only to the delivery of the Dragon Fund Investments as contemplated by this Agreement, Dragon Fund will have good and marketable title to all of the Dragon Fund Investments, and Developing Capital Markets Fund will acquire all of the Dragon Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Dragon Fund Investments or materially affect title thereto).

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Dragon Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(o) The registration statement filed by Developing Capital Markets Fund on Form N-14 relating to the shares of Developing Capital Markets Fund to be issued pursuant to this Agreement, which includes the proxy statement of Dragon Fund and the prospectus and statement of additional information of Developing Capital Markets Fund (together, the “Proxy Statement and Prospectus”) with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, collectively the “N-14 Registration Statement”), on its effective date, at the time of the stockholders meeting referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to Dragon Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Dragon Fund for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

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(p) Dragon Fund is authorized to issue 500,000,000 shares of common stock, par value $0.10 per share, which are divided into four classes designated as follows 100,000,000 Class A shares, 200,000,000 Class B shares, 100,000,000 Class C shares and 100,000,000 Class I shares, each outstanding share of which is fully paid and nonassessable and has full voting rights.

(q) The books and records of Dragon Fund made available to Developing Capital Markets Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Dragon Fund.

(r) Dragon Fund will not sell or otherwise dispose of any of the Corresponding Shares of Developing Capital Markets Fund to be received in the Reorganization, except in distribution to its stockholders as provided herein.

(s) Dragon Fund has no plan or intention to sell or otherwise dispose of its assets to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

(t) At or prior to the Closing Date, Dragon Fund will have obtained any and all regulatory, Board, stockholder and other approvals necessary to effect the Reorganization as set forth herein.

2. Representations and Warranties of Developing Capital Markets Fund.

Developing Capital Markets Fund represents and warrants to, and agrees with, Dragon Fund that:

(a) Developing Capital Markets Fund is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Developing Capital Markets Fund has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Developing Capital Markets Fund is duly registered under the 1940 Act as an open-end management investment company (File No. 811-5723), and such registration has not been revoked or rescinded and is in full force and effect. Developing Capital Markets Fund has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify both until consummation of the Reorganization and thereafter.

(c) Dragon Fund has been furnished with a statement of assets and liabilities and a schedule of investments of Developing Capital Markets Fund, each as of June 30, 2003, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. Dragon Fund has also been furnished with an unaudited statement of assets and liabilities and an unaudited schedule of investments of Developing Capital Markets Fund, each as of December 31, 2003. An unaudited statement of assets and liabilities of Developing Capital Markets Fund and an unaudited schedule of investments of Developing Capital Markets Fund, each as of the Valuation Time, will be furnished to

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Dragon Fund at or prior to the Closing Date for the purpose of determining the number of shares of Developing Capital Markets Fund to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Developing Capital Markets Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(d) Dragon Fund has been furnished with Developing Capital Markets Fund’s Annual Report to Stockholders for the year ended June 30, 2003 and Developing Capital Markets Fund’s Semi-Annual Report to Stockholders for the period ended December 31, 2003. The financial statements appearing in such reports fairly present the financial position of Developing Capital Markets Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(e) Dragon Fund has been furnished with the prospectus and statement of additional information of Developing Capital Markets Fund, each dated October 7, 2003. Such prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Developing Capital Markets Fund has full power and authority to enter into and perform its obligations under this Agreement. Stockholders of Developing Capital Markets Fund are not required to approve the Reorganization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Developing Capital Markets Fund, threatened against it which assert liability on the part of Developing Capital Markets Fund or which materially affect its financial condition or its ability to consummate the Reorganization. Developing Capital Markets Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which Developing Capital Markets Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Dragon Fund prior to the Valuation Time.

(i) Developing Capital Markets Fund is not a party to or obligated under any provision of its Articles of Incorporation, as amended, restated and supplemented, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(j) Developing Capital Markets Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities

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referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report and those incurred in connection with the Reorganization. As of the Valuation Time, Developing Capital Markets Fund will advise Dragon Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to Developing Capital Markets Fund.

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Developing Capital Markets Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(l) The N-14 Registration Statement, on its effective date, at the time of the stockholders meeting referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to Developing Capital Markets Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Developing Capital Markets Fund for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

(m) Developing Capital Markets Fund is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, which are divided into four classes designated as follows: 100,000,000 Class A shares, 100,000,000 Class B shares, 100,000,000 Class C shares, and 100,000,000 Class I shares, each outstanding share of which is fully paid and nonassessable and has full voting rights.

(n) The Developing Capital Markets Fund shares to be issued to Dragon Fund and distributed to stockholders of Dragon Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Developing Capital Markets Fund will have any preemptive right of subscription or purchase in respect thereof.

(o) At or prior to the Closing Date, the Developing Capital Markets Fund shares to be issued to Dragon Fund and distributed to stockholders of Dragon Fund on the Closing Date will be duly qualified for offer and sale to the public in all states of the United States in which the sale of shares of Dragon Fund presently are qualified, and there shall be a sufficient number of such shares registered under the 1933 Act and, as may be necessary,

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with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p) At or prior to the Closing Date, Developing Capital Markets Fund will have obtained any and all regulatory, Board and other approvals, necessary to issue the Corresponding Shares of Developing Capital Markets Fund to Dragon Fund for distribution to the stockholders of Dragon Fund.

(q) The books and records of Developing Capital Markets Fund made available to Dragon Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Developing Capital Markets Fund.

3. The Reorganization.

(a) Subject to receiving the requisite approval of the stockholders of Dragon Fund, and to the other terms and conditions contained herein, Dragon Fund agrees to convey, transfer and deliver to Developing Capital Markets Fund, and Developing Capital Markets Fund agrees to acquire from Dragon Fund, on the Closing Date all of the Dragon Fund Investments (including interest accrued as of the relevant Valuation Time on debt instruments), and assume substantially all of the liabilities of Dragon Fund, in exchange solely for that number of shares of Developing Capital Markets Fund calculated in accordance with Section 4 of this Agreement. Pursuant to this Agreement, on the Closing Date or as soon as practicable thereafter, Dragon Fund will distribute all Corresponding Shares of Developing Capital Markets Fund received by it to its stockholders in exchange for their corresponding shares of Dragon Fund. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Developing Capital Markets Fund in the amounts due the stockholders of Dragon Fund based on their respective holdings in Dragon Fund as of the Valuation Time.

(b) Dragon Fund will pay or cause to be paid to Developing Capital Markets Fund any interest or dividends it receives on or after the Closing Date with respect to the Dragon Fund Investments transferred to Developing Capital Markets Fund hereunder.

(c) The Valuation Time shall be 4:00 p.m. New York time, on June 25, 2004, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(d) Developing Capital Markets Fund will acquire substantially all of the assets of, and will assume all of the liabilities of, Dragon Fund. The known liabilities of Dragon Fund as of the Valuation Time shall be confirmed in writing to Developing Capital Markets Fund by Dragon Fund pursuant to Section 1(k) of this Agreement.

(e) Developing Capital Markets Fund and Dragon Fund, will jointly file any and all such other instruments, including Articles of Transfer, as may be required by the laws of the State of Maryland to effect of the transfer the Dragon Fund Investments to Developing Capital Markets Fund.

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(f) Following the distribution referred to in subparagraph 3(a) above, Dragon Fund shall be dissolved by such action as may be necessary in accordance with the laws of the State of Maryland and will terminate its registration under the 1940 Act by filing a Form N-8F application for an order under Section 8(f) of the 1940 Act.

4. Issuance and Valuation of Developing Capital Markets Fund Shares in the Reorganization.

Full shares of Developing Capital Markets Fund, and to the extent necessary, any fractional shares of Developing Capital Markets Fund, of an aggregate net asset value equal to the value of the assets of Dragon Fund acquired, determined as hereinafter provided, reduced by the amount of liabilities of Dragon Fund assumed by Developing Capital Markets Fund, shall be issued by Developing Capital Markets Fund in exchange for such assets of Dragon Fund. The net asset value of Dragon Fund and Developing Capital Markets Fund shall be determined as of the Valuation Time in accordance with the procedures described in the prospectus of Developing Capital Markets Fund dated October 7, 2003. Such valuation and determination shall be made by Developing Capital Markets Fund in cooperation with Dragon Fund. Developing Capital Markets Fund shall issue its Class A, Class B, Class C and Class I shares to Dragon Fund by the opening of a stockholder account (one in respect of each Class) on the stock ledger records of Developing Capital Markets Fund registered in the name of Dragon Fund. Dragon Fund shall distribute Corresponding Shares of Developing Capital Markets Fund to its stockholders by indicating the registration of such shares in the name of Dragon Fund’s stockholders in the amounts due such stockholders based on their respective holdings in Dragon Fund as of the Valuation Time.

5. Payment of Expenses.

(a) The expenses of the Reorganization that are directly attributable to Dragon Fund will be deducted from the assets of Dragon Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the meeting of stockholders of Dragon Fund to consider the Reorganization and the expenses related to the solicitation of proxies to be voted at that meeting. The expenses directly attributable to Developing Capital Markets Fund are expected to include the expenses incurred in printing sufficient copies of Developing Capital Markets Fund’s prospectus and Annual Report that will accompany the mailing of the Proxy Statement and Prospectus. The expenses of the Reorganization that are directly attributable to Developing Capital Markets Fund will be borne by Developing Capital Markets Fund. Certain other expenses of the Reorganization, including expenses in connection with obtaining the opinion of counsel with respect to certain tax matters, the preparation of this Agreement, legal, transfer agent and audit fees, will be borne equally by Dragon Fund and Developing Capital Markets Fund.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

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6. Covenants of the Funds.

(a) Dragon Fund agrees to call a special meeting of its stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the approval of this Agreement, and it shall be a condition to the obligations of Developing Capital Markets Fund and Dragon Fund that the holders of a majority of the shares of Dragon Fund issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such special meeting at or prior to the Valuation Time.

(b) Each Fund covenants to operate its respective business as presently conducted between the date hereof and the Closing Date.

(c) (i) Dragon Fund agrees that following the Closing Date it will take such action as may be necessary to dissolve in accordance with the laws of the State of Maryland, and (ii) Dragon Fund will not make any distributions of any Corresponding Shares of Developing Capital Markets Fund other than to its stockholders and without first paying or adequately providing for the payment of all of its liabilities not assumed by Developing Capital Markets Fund, if any, and on and after the Closing Date shall not conduct any business except in connection with its termination.

(d) Developing Capital Markets Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Dragon Fund and Developing Capital Markets Fund agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(e) Dragon Fund and Developing Capital Markets Fund each agree that by the Closing Date all of their Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, Developing Capital Markets Fund and Dragon Fund agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Developing Capital Markets Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Dragon Fund for its taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, Dragon Fund shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by or with respect to it with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms

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1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, Dragon Fund shall bear any expenses incurred by it (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date to the extent that Dragon Fund accrued such expenses in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by MLIM at the time such tax returns and Forms 1099 are prepared.

(f) Dragon Fund agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with applicable notice requirements, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g) Following the consummation of the Reorganization, Developing Capital Markets Fund expects to stay in existence and continue its business as an open-end management investment company registered under the 1940 Act.

(h) Developing Capital Markets Fund agrees to comply with the record keeping requirements of Rule 17a-8(a)(5) under the 1940 Act after the Reorganization.

7. Closing Date.

(a) Delivery of the assets of Dragon Fund to be transferred, together with any other Dragon Fund Investments, and the Corresponding Shares of Developing Capital Markets Fund to be issued to Dragon Fund, shall be made at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Dragon Fund and Developing Capital Markets Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any Dragon Fund Investments, for any reason, are not transferable on the Closing Date, Dragon Fund shall cause such Dragon Fund Investments to be transferred to Developing Capital Markets Fund’s account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.

(b) Dragon Fund will deliver to Developing Capital Markets Fund on the Closing Date confirmations or other adequate evidence as to the tax basis of each of the Dragon Fund Investments delivered to Developing Capital Markets Fund hereunder.

(c) As soon as practicable after the close of business on the Closing Date, Dragon Fund shall deliver to Developing Capital Markets Fund a list of the names and addresses of all of the stockholders of record of Dragon Fund on the Closing Date and the number of shares of common stock of Dragon Fund owned by each such stockholder, certified to the best of its knowledge and belief by the transfer agent for Dragon Fund or by its President.

8. Conditions of Dragon Fund.

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The obligations of Dragon Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by (i) the affirmative vote of the holders of a majority of the shares of common stock of Dragon Fund issued and outstanding and entitled to vote thereon, voting together as a single class and (ii) the Boards of Directors of Developing Capital Markets Fund and Dragon Fund, including in each case a majority of the independent Directors; and that Developing Capital Markets Fund shall have delivered to Dragon Fund a copy of the resolution approving this Agreement adopted by Developing Capital Markets Fund’s Board, certified by the Secretary of Developing Capital Markets Fund.

(b) That Developing Capital Markets Fund shall have furnished to Dragon Fund a statement of Developing Capital Markets Fund’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Developing Capital Markets Fund’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Developing Capital Markets Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Developing Capital Markets Fund since the date of Developing Capital Markets Fund’s most recent Annual or Semi-Annual Report as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That Developing Capital Markets Fund shall have furnished to Dragon Fund a certificate signed by Developing Capital Markets Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Developing Capital Markets Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Developing Capital Markets Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That Dragon Fund shall have received an opinion of Sidley Austin Brown & Wood LLP, as counsel to Developing Capital Markets Fund, in form and substance satisfactory to Dragon Fund and dated the Closing Date, to the effect that (i) Developing Capital Markets Fund and Dragon Fund are each corporations duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Developing Capital Markets Fund to be issued pursuant to this Agreement are duly authorized and, when issued and delivered pursuant to this Agreement, against payment of the consideration set forth in this Agreement, will be validly issued and fully paid and nonassessable by Developing Capital Markets Fund, and no stockholder of Developing Capital Markets Fund has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended and supplemented,

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of Developing Capital Markets Fund, or the by-laws, as amended, of Developing Capital Markets Fund or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by Developing Capital Markets Fund and Dragon Fund, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended and supplemented, of Developing Capital Markets Fund or of Dragon Fund, the by-laws, as amended, of Developing Capital Markets Fund or of Dragon Fund, or any agreement (known to such counsel) to which either Developing Capital Markets Fund or Dragon Fund is a party or by which either Developing Capital Markets Fund or Dragon Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) Dragon Fund has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Dragon Fund will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Developing Capital Markets Fund or Dragon Fund of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has been declared effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, as of its effective date, appears on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder (other than the financial statements and supporting schedules included or incorporated by reference therein or omitted therefrom as to which such counsel need to express no opinion); (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (x) neither Developing Capital Markets Fund nor Dragon Fund, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where such Fund has so qualified or the failure so to qualify would not have a material adverse effect on such Fund or its stockholders; (xi) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding

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pending or threatened against Developing Capital Markets Fund or Dragon Fund, the unfavorable outcome of which would materially and adversely affect Developing Capital Markets Fund or Dragon Fund; (xii) all corporate actions required to be taken by Developing Capital Markets Fund or Dragon Fund to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Developing Capital Markets Fund or Dragon Fund; and (xiii) such opinion is solely for the benefit of Developing Capital Markets Fund and Dragon Fund and their respective Directors and officers. In giving the opinion set forth above, Sidley Austin Brown & Wood LLP may state that they are relying on certificates of officers of Developing Capital Markets Fund or Dragon Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the due incorporation, valid existence and good standing of Developing Capital Markets Fund and Dragon Fund.

(f) That Dragon Fund shall have received a letter from Sidley Austin Brown & Wood LLP, as counsel to Developing Capital Markets Fund, in form and substance satisfactory to Dragon Fund and dated the Closing Date, to the effect that (i) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that caused them to believe that, on the effective date of the N-14 Registration Statement, (1) the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to Developing Capital Markets Fund or Dragon Fund required to be stated therein or necessary to make the statements therein not misleading; and (2) the Proxy Statement and Prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to Developing Capital Markets Fund or Dragon Fund necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Developing Capital Markets Fund or Dragon Fund contained or incorporated by reference in the N-14 Registration Statement; and (iii) such letter is solely for the benefit of the Directors and officers of Dragon Fund and Developing Capital Markets Fund. In giving the letter set forth above, Sidley Austin Brown & Wood LLP may state that they are relying on certificates of officers of Developing Capital Markets Fund and Dragon Fund with regard to matters of fact.

(g) That Dragon Fund shall have received an opinion of Sidley Austin Brown & Wood LLP to the effect that for Federal income tax purposes (i) the transfer by Dragon Fund of substantially all of the Dragon Fund Investments to Developing Capital Markets Fund in exchange solely for Corresponding Shares of Developing Capital Markets Fund as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(D) of the Code and Dragon Fund and Developing Capital Markets Fund will be deemed to be a “party” to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Dragon Fund as a result of the transfer of its assets solely in exchange for Corresponding Shares of Developing Capital Markets Fund or on the distribution of these shares to its stockholders under Section 361(c)(1) of the Code; (iii)

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under Section 1032 of the Code, no gain or loss will be recognized to Developing Capital Markets Fund on the receipt of assets of Dragon Fund in exchange for Developing Capital Markets Fund shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Dragon Fund on the receipt of Corresponding Shares of Developing Capital Markets Fund in exchange for its shares of Dragon Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of Dragon Fund’s assets in the hands of Developing Capital Markets Fund will be the same as the tax basis of such assets in the hands of Dragon Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Developing Capital Markets Fund received by the stockholders of Dragon Fund in the Reorganization (including fractional shares to which they may be entitled) will be equal, in the aggregate, to the tax basis of the shares of Dragon Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Corresponding Shares of Developing Capital Markets Fund (including fractional shares to which they may be entitled) will be determined by including the period for which such stockholder held the shares of Dragon Fund exchanged therefor, provided, that such Dragon Fund shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Developing Capital Markets Fund’s holding period with respect to Dragon Fund’s assets transferred will include the period for which such assets were held by Dragon Fund; (ix) the taxable year of Dragon Fund will end on the Closing Date; and (x) pursuant to Section 381(a) of the Code and regulations thereunder, Developing Capital Markets Fund will succeed to and take into account certain tax attributes of Dragon Fund, such as earnings and profits, capital loss carryovers and method of accounting.

(h) That all proceedings taken by Developing Capital Markets Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Dragon Fund and its counsel

(i) That the N-14 Registration Statement shall have been declared effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Developing Capital Markets Fund or Dragon Fund, be contemplated by the Commission.

(j) That Dragon Fund shall have received from Deloitte & Touche LLP a letter dated as of or within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated as of or within five days prior to the Closing Date, in form and substance satisfactory to Dragon Fund, to the effect that (i) they are independent public accountants with respect to Developing Capital Markets Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Developing Capital Markets Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Dragon Fund and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America) consisting of a reading of any

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unaudited interim financial statements and unaudited supplementary information of Developing Capital Markets Fund included in the N-14 Registration Statement, and inquiries of certain officials of Developing Capital Markets Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Dragon Fund and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America), the information relating to Developing Capital Markets Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of Developing Capital Markets Fund or from schedules prepared by officials of Developing Capital Markets Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization with respect to Dragon Fund under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Developing Capital Markets Fund or would prohibit the Reorganization.

(l) That Dragon Fund shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP, as counsel to Dragon Fund, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9. Conditions of Developing Capital Markets Fund.

The obligations of Developing Capital Markets Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by (i) the Boards of Directors of Developing Capital Markets Fund and Dragon Fund, in each case including a majority of the independent Directors and (ii) by the affirmative vote of the holders of a majority of the shares of common stock of Dragon Fund issued and outstanding and entitled to vote thereon, voting together as a single class; and that Dragon Fund shall have delivered to Developing Capital Markets Fund a

I-16

copy of the resolution approving this Agreement adopted by Dragon Fund’s Board, and a certificate setting forth the vote that Dragon Fund’s stockholders obtained, each certified by the Secretary of Dragon Fund.

(b) That Dragon Fund shall have furnished to Developing Capital Markets Fund a statement of its assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Dragon Fund’s behalf by Dragon Fund’s President (or any Vice President) and its Treasurer, and a certificate signed by Dragon Fund’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Dragon Fund since the date of Dragon Fund’s most recent annual or semi-annual report to stockholders, as applicable, other than changes in the Dragon Fund Investments since the date of such report or changes in the market value of the Dragon Fund Investments.

(c) That Dragon Fund shall have furnished to Developing Capital Markets Fund a certificate signed by Dragon Fund’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of Dragon Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Dragon Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That Developing Capital Markets Fund shall have received an opinion of Sidley Austin Brown & Wood LLP, as counsel to Dragon Fund, in form and substance satisfactory to Developing Capital Markets Fund and dated the Closing Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as Developing Capital Markets Fund reasonably may deem necessary or desirable.

(f) That Developing Capital Markets Fund shall have received a letter from Sidley Austin Brown & Wood LLP, as counsel to Dragon Fund, in form and substance satisfactory to Developing Capital Markets Fund and dated the Closing Date, with respect to the matters specified in Section 8(f) of this Agreement and such other matters as Developing Capital Markets Fund reasonably may deem necessary or desirable.

(g) That Developing Capital Markets Fund shall have received an opinion of Sidley Austin Brown & Wood LLP with respect to the matters specified in Section 8(g) of this Agreement.

(h) That Developing Capital Markets Fund shall have received from Deloitte & Touche LLP a letter dated as of or within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated as of or within five days prior to the Closing Date, in form and substance satisfactory to Developing Capital Markets Fund, to

I-17

the effect that (i) they are independent public accountants with respect to Dragon Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Dragon Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Developing Capital Markets Fund and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Dragon Fund included in the N-14 Registration Statement, and inquiries of certain officials of Dragon Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Developing Capital Markets Fund and Dragon Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Dragon Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of Dragon Fund or from schedules prepared by officials of Dragon Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(i) That the assets to be transferred to Developing Capital Markets Fund shall not include any assets or liabilities which Developing Capital Markets Fund by reason of charter limitations, investment policies or otherwise may not properly acquire or assume.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Dragon Fund or Developing Capital Markets Fund, be contemplated by the Commission.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization with respect to Dragon Fund under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Dragon Fund or would prohibit the Reorganization with respect to Dragon Fund.

I-18

(l) That Developing Capital Markets Fund shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP, as counsel to Developing Capital Markets Fund, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

(m) That all proceedings taken by Dragon Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Developing Capital Markets Fund.

(n) That prior to the Closing Date, Dragon Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

10. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Dragon Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Developing Capital Markets Fund and Dragon Fund; (ii) by the Board of Dragon Fund if any condition of Dragon Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Developing Capital Markets Fund if any condition of Developing Capital Markets Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by October 31, 2004, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Developing Capital Markets Fund and Dragon Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, this Agreement shall become void and have no further effect, and there shall not be any liability on the part of either Developing Capital Markets Fund and Dragon Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement, except for the obligation of each Fund to bear the expenses of the Reorganization as provided in Section 5(a).

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of the applicable Fund, on behalf of which such

I-19

action is taken. In addition, the Board of Directors of each Fund has delegated to MLIM the ability to make non-material changes to the transaction contemplated hereby if MLIM deems it to be in the best interests of the Funds to do so.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement relating to Developing Capital Markets Fund and Dragon Fund shall expire and terminate on the Closing Date and neither Developing Capital Markets Fund, Dragon Fund nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director or trustee, agent or stockholder of either Fund against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Developing Capital Markets Fund and Dragon Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Dragon Fund unless such terms and conditions shall result in a change in the method of computing the number of shares of Developing Capital Markets Fund to be issued to Dragon Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Dragon Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Dragon Fund promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

(g) Prior to stockholder approval of the Reorganization, this Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, by a written instrument executed by the Funds or, in the case of a waiver, by the Fund waiving compliance. After stockholder approval of the Reorganization, this Agreement may be modified and any terms or conditions waived only as provided in (d) above.

11. Other Matters.

(a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Developing Capital Markets Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

I-20

(OR ITS STATUTORY SUCCESSOR) (THE “FUND”) OR ITS PRINCIPAL UNDERWRITER UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (2) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Developing Capital Markets Fund’s transfer agent with respect to such shares. Dragon Fund will provide Developing Capital Markets Fund on the Closing Date with the name of any stockholder who is, to the knowledge of Dragon Fund, an affiliate of Dragon Fund on such date.

(b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to either Fund, in each case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

(d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed other than by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(e) Copies of the Articles of Incorporation, as amended, restated and supplemented, as applicable, of each of Developing Capital Markets Fund and Dragon Fund are on file with the State Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the members of the Board of each of Developing Capital Markets Fund and Dragon Fund.

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This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

By: ____________________________

Attest:

Secretary

MERRILL LYNCH DRAGON FUND, INC.

By: ____________________________

Attest:

Secretary

I-22

EXHIBIT II

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS OF SHARES OF DEVELOPING CAPITAL MARKETS AND DRAGON FUND

The following tables provide information about the persons or entities who, to the knowledge of the relevant Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of March 4, 2004:

Developing Capital Markets

Name	Address	Percentage and Class	Percentage of Fund
MERRILL LYNCH TRUST CO., FSB* TTEE FBO MERRILL LYNCH	800 Scudders Mill Road Plainsboro, NJ 08536	14.94% of Class I	.07% of Fund

MERRILL LYNCH INTERNATIONAL DEFERRED COMP PLAN HEDGING EQUITY FINANCING & SWAPS	800 Scudders Mill Road Plainsboro, NJ 08536	6.29% of Class I	.02% of Fund
*	Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

Dragon Fund

Name	Address	Percentage and Class	Percentage of Fund
MERRILL LYNCH TRUST CO.*, FSB TTEE FBO MERRILL LYNCH	800 Scudders Mill Road Plainsboro, NJ 08536	26.82% of Class I	.06% of Fund

MERRILL LYNCH TRUST CO.*, FSB TTEE FBO MERRILL LYNCH	800 Scudders Mill Road Plainsboro, NJ 08536	10.90% of Class I	.03% of Fund

MERRILL LYNCH INTERNATIONAL DEFERRED COMP PLAN HEDGING EQUITY FINANCING & SWAPS	800 Scudders Mill Road Plainsboro, NJ 08536	7.60% of Class I	.02% of Fund

MR S ROBERT BEANE JR AND MRS ROSA T BEANE TIC	800 Scudders Mill Road Plainsboro, NJ 08536	5.62% of Class C	.00% of Fund

*	Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.

II-1

STATEMENT OF ADDITIONAL INFORMATION

MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011 (609) 282-2800

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus of Merrill Lynch Dragon Fund, Inc. (“Dragon Fund”), and Merrill Lynch Developing Capital Markets Fund, Inc. (“Developing Capital Markets”), dated April , 2004 (the “Proxy Statement and Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Developing Capital Markets at 1-800-995-6526, or by writing to Developing Capital Markets at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

Further information about Developing Capital Markets is contained in the Statement of Additional Information of Developing Capital Markets, dated October 7, 2003 (the “Developing Capital Markets Statement”), which is incorporated by reference into and accompanies this Statement of Additional Information.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the prospectus of Developing Capital Markets, the Developing Capital Markets Statement of Additional Information, the prospectus of Dragon Fund, the statement of additional information relating to Dragon Fund, other material incorporated by reference and other information regarding Developing Capital Markets and Dragon Fund.

The date of this Statement of Additional Information is April , 2004

TABLE OF CONTENTS

General Information	SAI-3
Financial Statements	SAI-3

GENERAL INFORMATION

Stockholders of Dragon Fund are being asked to approve Developing Capital Markets’ acquisition of substantially all of the assets, and the assumption of substantially all of the liabilities, of Dragon Fund in exchange solely for an equal aggregate value of newly issued shares of common stock, with a par value of $.10 per share, of Developing Capital Markets and the subsequent distribution of Corresponding Shares (defined below) of Developing Capital Markets to Dragon Fund stockholders in proportion to such stockholders’ interest in Dragon Fund. The transaction described in this paragraph is referred to herein as the “Reorganization.”

Generally, the assets transferred by Dragon Fund to Developing Capital Markets will equal all investments of Dragon Fund held in its portfolio as of the close of business on the New York Stock Exchange on the business day prior to the date the Reorganization takes place (“Valuation Time”) and all other assets of Dragon Fund as of such time.

Shares of Developing Capital Markets will be distributed to stockholders of Dragon Fund as follows: (a) holders of Class A, Class B, Class C and Class I shares of Dragon Fund who own such shares as of the Valuation Time will be entitled to receive Class A, Class B, Class C and Class I shares, respectively, of Developing Capital Markets (“Corresponding Shares”). The aggregate net asset value of the Corresponding Shares of Developing Capital Markets to be received by each stockholder of Dragon Fund will equal the aggregate net asset value of the shares of Dragon Fund owned by such stockholder as of the Valuation Time.

A special meeting of the stockholders of Dragon Fund will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, May 26, 2004 at 9:00 a.m. Eastern time to consider the Reorganization.

For detailed information about the Reorganization, stockholders of Dragon Fund should refer to the Proxy Statement and Prospectus. For further information about Developing Capital Markets, stockholders should refer to the Developing Capital Markets’ Proxy Statement, which accompanies this Statement of Additional Information and is incorporated by reference herein.

FINANCIAL STATEMENTS

Pro forma financial statements reflecting consummation of the Reorganization have been prepared as of December 31, 2003, and are included in the Proxy Statement and Prospectus.

Developing Capital Markets

Audited financial statements and accompanying notes for the fiscal year ended June 30, 2003 and the report of independent auditors thereon, dated August 8, 2003, of Developing Capital Markets’ are incorporated herein by reference from Developing Capital Markets Annual Report, which accompanies this Statement of Additional Information. Unaudited financial statements and accompanying notes for the six month period ended December 31, 2003 of Developing Capital Markets are incorporated herein by reference to Developing Capital Markets’ Semi-Annual Report, which accompanies this Statement of Additional Information.

Dragon Fund

Audited financial statements and accompanying notes for the fiscal year ended December 31, 2003 and the independent auditors’ report thereon, dated February 13, 2004, of Dragon Fund are incorporated herein by reference to Dragon Fund’s Annual Report.

SAI-3

The following unaudited pro forma condensed combined financial statements have been derived from the financial statements and schedules of the respective Funds. The Pro Forma Condensed Combined Statements of Assets and Liabilities, including the pro forma condensed combined schedule of investments, have been adjusted to give effect to the Reorganization as if the Reorganization had occurred at December 31, 2003. The Pro Forma Condensed Combined Statement of Operations is for the twelve-months ended December 31, 2003 and has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at January 1, 2003. The unaudited pro forma condensed combined financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition or results of operations that actually would have resulted if the Reorganization had been consummated at those respective dates. The unaudited pro forma condensed combined financial statements should be read in conjunction with the financial statements and related notes of Merrill Lynch Dragon Fund, Inc. and Merrill Lynch Developing Capital Markets Fund, Inc. included in each Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2003 and June 30, 2003, respectively, which are incorporated herein by reference.

SAI-4

Combined Schedule of Investments for Merrill Lynch Developing Capital Markets Fund, Inc. and Merrill Lynch Dragon Fund, Inc. As of December 31, 2003 (Unaudited)
		Shares Held				Value
Country	Industry*	Developing Capital Markets Fund	Dragon Fund	Pro Forma Developing Capital Markets Combined Fund	Common Stocks	Developing Capital Markets Fund	Dragon Fund	Pro Forma Developing Capital Markets Combined Fund	Percent of Net Assets

Africa

South Africa	Commercial Banks	166,351	—	166,351	ABSA Group Limited	$ 1,050,192	—	$ 1,050,192	0.5%
		610,620	—	610,620	FirstRand Limited	815,990	—	815,990	0.4
		37,600	—	37,600	Nedcor Limited	349,412	—	349,412	0.2
		170,226	—	170,226	Standard Bank Investment Corporation Limited	999,169	—	999,169	0.5

						3,214,763	—	3,214,763	1.6

	Metals & Mining	123,519	—	123,519	Anglo American PLC	2,646,175	—	2,646,175	1.2
		12,671	—	12,671	AngloGold Limited (ADR) (a)	591,736	—	591,736	0.3
		28,200	—	28,200	Gold Fields Limited	403,461	—	403,461	0.2
		10,748	—	10,748	Impala Platinum Holdings Limited	933,909	—	933,909	0.4

						4,575,281	—	4,575,281	2.1

	Oil & Gas	42,643	—	42,643	Sasol Limited	606,904	—	606,904	0.3

	Paper & Forest Products	36,000	—	36,000	Sappi Limited	490,787	—	490,787	0.2

					Total Common Stocks in Africa	8,887,735	—	8,887,735	4.2

Europe

Czech Republic	Commercial Banks	12,700	—	12,700	Komercni Banka AS (GDR) (b)	398,257	—	398,257	0.2

					Total Common Stocks in the Czech Republic	398,257	—	398,257	0.2

Poland	Commercial Banks	14,800	—	14,800	Bank Pekao SA (GDR) (b)	427,048	—	427,048	0.2

					Total Common Stocks in Poland	427,048	—	427,048	0.2

Russia	Electric Utilities	12,100	—	12,100	RAO Unified Energy System (Regulation S) (GDR) (b)	337,590	—	337,590	0.2

	Gas Utilities	33,760	—	33,760	OAO Gazprom (ADR) (a)	860,880	—	860,880	0.4

	Metals & Mining	14,410	—	14,410	Mining and Metallurgical Company Norilsk Nickel (ADR) (a)	938,811	—	938,811	0.4

	Oil & Gas	15,561	—	15,561	LUKoil Holding (ADR) (a)	1,447,173	—	1,447,173	0.7
		28,938	—	28,938	Surgutneftegaz (ADR) (a)	842,096	—	842,096	0.4

						2,289,269	—	2,289,269	1.1

					Total Common Stocks in Russia	4,426,550	—	4,426,550	2.1

					Total Common Stocks in Europe	5,251,855	—	5,251,855	2.5

Latin America

Brazil	Beverages	38,387	—	38,387	Companhia de Bebidas das Americas (ADR) (a)	979,252	—	979,252	0.5

	Commercial Banks	4,900	—	4,900	Banca Itau Holding Financeiro SA (ADR) (a)	238,973	—	238,973	0.1
		24,800	—	24,800	Uniao de Bancos Brasileiros SA (Unibanco) (GDR) (b)	618,760	—	618,760	0.3

						857,733	—	857,733	0.4

	Diversified Telecommunication Services	137,983	—	137,983	Tele Centro Sul Participacoes SA	873	—	873	0.0
		42,820	—	42,820	Tele Norte Leste Participacoes SA (ADR) (a)	660,713	—	660,713	0.3
		19,992,000	—	19,992,000	Telemar Norte Leste SA 'A'	399,147	—	399,147	0.2

						1,060,733	—	1,060,733	0.5

	Electric Utilities	15,894,200	—	15,894,200	Centrais Eletricas Basileiras SA - Eletrobras	267,199	—	267,199	0.1
		35,700	—	35,700	Companhia Energetica de Minas Gerais SA - CEMIG (ADR) (a)	656,880	—	656,880	0.3

						924,079	—	924,079	0.4

	Metals & Mining	1,211,700	—	1,211,700	†Caemi Mineracao e Metalurgica SA	533,400	—	533,400	0.2
		12,500	—	12,500	Companhia Siderurgica Nacional (ADR) (a)	670,000	—	670,000	0.3
		27,840	—	27,840	Companhia Vale do Rio Doce (Sponsored ADR) (a)	1,434,038	—	1,434,038	0.7
		65,500	—	65,500	Usinas Siderurgicas de Minas Gerais SA 'A'	770,789	—	770,789	0.4

						3,408,227	—	3,408,227	1.6

	Oil & Gas	89,103	—	89,103	Petroleo Brasileiro SA - Petrobras (ADR) (a)	2,359,608	—	2,359,608	1.1

	Paper & Forest Products	12,600	—	12,600	Votorantim Celulose e Papel SA (ADR) (a)	395,010	—	395,010	0.2

	Wireless Telecommunication Services	3,070,600	—	3,070,600	Celular CRT Participacoes SA 'A'	642,857	—	642,857	0.3

					Total Common Stocks in Brazil	10,627,499	—	10,627,499	5.0

Chile	Airlines	6,700	—	6,700	Linea Aerea Nacional Chile SA (ADR) (a)	118,730	—	118,730	0.1

	Commercial Banks	10,100	—	10,100	Banco Santander Chile SA (ADR) (a)	240,178	—	240,178	0.1

	Electric Utilities	37,200	—	37,200	†Empresa Nacional de Electricidad SA (Endesa) (ADR) (a)	435,240	—	435,240	0.2

					Total Common Stocks in Chile	794,148	—	794,148	0.4

Mexico	Commercial Banks	392,460	—	392,460	†Grupo Financiero BBVA Bancomer, SA de CV ‘B’	335,279	—	335,279	0.2
		108,630	—	108,630	Grupo Financiero Banorte SA de CV 'O'	377,011	—	377,011	0.2

						712,290	—	712,290	0.4

SAI-5

Combined Schedule of Investments for Merrill Lynch Developing Capital Markets Fund, Inc. and Merrill Lynch Dragon Fund, Inc. As of December 31, 2003 (Unaudited) (continued)
		Shares Held				Value
Latin America (concluded)	Industry*	Developing Capital Markets Fund	Dragon Fund	Pro Forma Developing Capital Markets Combined Fund	Common Stocks	Developing Capital Markets Fund	Dragon Fund	Pro Forma Developing Capital Markets Combined Fund	Percent of Net Assets

Mexico (concluded)	Construction Materials	13,825	—	13,825	Cemex SA de CV (ADR) (a)	$ 362,215	—	$ 362,215	0.2%

	Diversified Telecommunication Services	14,049	—	14,049	Telefonos de Mexico SA ‘L’ (ADR) (a)	464,038	—	464,038	0.2

	Food & Staples Retailing	3,929	—	3,929	Wal-Mart de Mexico SA de CV 'C'	10,507	—	10,507	0.0
		112,598	—	112,598	Wal-Mart de Mexico SA de CV 'V'	320,943	—	320,943	0.1

						331,450	—	331,450	0.1

	Household Durables	95,100	—	95,100	†Corporacion GEO, SA de CV 'B'	484,672	—	484,672	0.2

	Industrial Conglomerates	165,100	—	165,100	Alfa, SA 'A'	495,127	—	495,127	0.2

	Media	9,739	—	9,739	Grupo Televisa SA (ADR) (a)	388,196	—	388,196	0.2

	Wireless Telecommunication Services	42,354	—	42,354	America Movil SA de CV 'L' (ADR) (a)	1,157,958	—	1,157,958	0.5

					Total Common Stocks in Mexico	4,395,946	—	4,395,946	2.0

Peru	Metals & Mining	29,042	—	29,042	Compania de Minas Buenaventura SA (ADR) (a)	821,308	—	821,308	0.4

					Total Common Stocks in Peru	821,308	—	821,308	0.4

					Total Common Stocks in Latin America	16,638,901	—	16,638,901	7.8

Middle East

Israel	Communications Equipment	14,400	—	14,400	†NICE Systems Ltd. (ADR) (a)	365,040	—	365,040	0.2

	Industrial Conglomerates	49,400	—	49,400	Clal Industries Ltd.	228,510	—	228,510	0.1

	Pharmaceuticals	4,760	—	4,760	†Taro Pharmaceutical Industries Ltd.	307,020	—	307,020	0.1
		17,708	—	17,708	Teva Pharmaceutical Industries Ltd. (ADR) (a)	1,004,221	—	1,004,221	0.5

						1,311,241	—	1,311,241	0.6

					Total Common Stocks in Israel	1,904,791	—	1,904,791	0.9

Turkey	Commercial Banks	95,496,000	—	95,496,000	Akbank T.A.S.	499,570	—	499,570	0.2
		226,435,800	—	226,435,800	†Turkiye Garanti Bankasi AS	660,774	—	660,774	0.3
		165,773,344	—	165,773,344	†Turkiye Is Bankasi (Isbank) 'C'	672,532	—	672,532	0.3

						1,832,876	—	1,832,876	0.8

	Diversified Financial Services	103,011,070	—	103,011,070	Haci Omer Sabanci Holdings AS	487,561	—	487,561	0.2
		37,861,800	—	37,861,800	†Koc Holding AS	644,055	—	644,055	0.3

						1,131,616	—	1,131,616	0.5

	Household Durables	56,190,000	—	56,190,000	Arcelik A.S.	311,944	—	311,944	0.2

					Total Common Stocks in Turkey	3,276,436	—	3,276,436	1.5

					Total Common Stocks in the Middle East	5,181,227	—	5,181,227	2.4

Pacific Basin/Asia

China	Construction Materials	352,000	—	352,000	Anhui Conch Cement Co. Ltd. 'H'	453,398	—	453,398	0.2

	Household Durables	708,000	—	708,000	†Guangdong Kelon Electrical Holdings Company Limited 'H'	305,503	—	305,503	0.1

	Wireless Telecommunication Services	375,500	435,000	810,500	China Mobile (Hong Kong) Limited	1,153,547	$ 1,336,332	2,489,879	1.2

					Total Common Stocks in China	1,912,448	1,336,332	3,248,780	1.5

Hong Kong	Airlines	—	742,000	742,000	Cathay Pacific Airways	—	1,409,720	1,409,720	0.7

	Biotechnology	996,000	3,087,200	4,083,200	Global Bio-chem Technology Group Company Limited	615,797	1,908,723	2,524,520	1.2

	Chemicals	1,370,000	4,474,000	5,844,000	Sinopec Shanghai Petrochemical Company Limited	608,803	1,988,163	2,596,966	1.2

	Commercial Banks	—	650,900	650,900	Bank of East Asia, Ltd.	—	1,999,583	1,999,583	0.9
		—	340,700	340,700	Dah Sing Financial Group	—	2,534,317	2,534,317	1.2

						—	4,533,900	4,533,900	2.1

	Diversified Financial Services	—	124,100	124,100	Swire Pacific Limited 'A'	—	765,674	765,674	0.4

	Electric Utilities	1,270,000	3,426,000	4,696,000	†China Resources Power Holdings Company Limited	592,992	1,599,677	2,192,669	1.0

	Food Products	—	9,258,000	9,258,000	†Euro-Asia Agricultural (Holdings) Company Limited	—	12	12	0.0

	Household Durables	—	1,646,000	1,646,000	TCL International Holdings Limited	—	726,151	726,151	0.3

	Media	—	264,000	264,000	Television Broadcasts Ltd.	—	1,332,990	1,332,990	0.6

	Oil & Gas	201,000	650,900	851,900	CNOOC Limited	393,529	1,274,368	1,667,897	0.8

	Real Estate	—	336,000	336,000	Cheung Kong (Holdings) Ltd.	—	2,672,472	2,672,472	1.3
		—	1,515,000	1,515,000	Hang Lung Development Company Limited	—	1,892,872	1,892,872	0.9
		—	214,537	214,537	Sun Hung Kai Properties Ltd.	—	1,775,465	1,775,465	0.8

						—	6,340,809	6,340,809	3.0

	Specialty Retail	—	485,600	485,600	Esprit Holdings Limited	—	1,616,874	1,616,874	0.8

SAI-6

Combined Schedule of Investments for Merrill Lynch Developing Capital Markets Fund, Inc. and Merrill Lynch Dragon Fund, Inc. As of December 31, 2003 (Unaudited) (continued)
		Shares Held				Value
Pacific Basin/ Asia (continued)	Industry*	Developing Capital Markets Fund	Dragon Fund	Pro Forma Developing Capital Markets Combined Fund	Common Stocks	Developing Capital Markets Fund	Dragon Fund	Pro Forma Developing Capital Markets Combined Fund	Percent of Net Assets

Hong Kong (concluded)	Textiles, Apparel & Luxury Goods	224,000	1,849,800	2,073,800	Texwinca Holdings Limited	$ 163,017	$ 1,346,201	$ 1,509,218	0.7%

					Total Common Stocks in Hong Kong	2,374,138	24,843,262	27,217,400	12.8

India	Automobiles	60,280	117,000	177,280	Hero Honda Motors Ltd.	593,023	1,151,024	1,744,047	0.8
		104,050	—	104,050	†Maruti Udyog Limited	858,170	—	858,170	0.4

						1,451,193	1,151,024	2,602,217	1.2

	Commercial Banks	25	—	25	ICICI Bank Limited	162	—	162	0.0
		42,600	—	42,600	ICICI Bank Limited (ADR) (a)	731,868	—	731,868	0.3
		106,000	—	106,000	Oriental Bank of Commerce	595,691	—	595,691	0.3
		41,770	—	41,770	State Bank of India	493,000	—	493,000	0.2

						1,820,721	—	1,820,721	0.8

	Electric Utilities	432	—	432	BSES Ltd.	4,837	—	4,837	0.0

	IT Services	4,660	—	4,660	Infosys Technologies Limited	568,260	—	568,260	0.3

	Oil & Gas	56,200	—	56,200	Bharat Petroleum Corporation Ltd.	554,609	—	554,609	0.3
		69,900	—	69,900	Hindustan Petroleum Corporation Ltd.	670,274	—	670,274	0.3
		110	—	110	†Reliance Industries Ltd. (Compulsory Demat Shares)	1,381	—	1,381	0.0

						1,226,264	—	1,226,264	0.6

	Pharmaceuticals	22,700	—	22,700	Dr. Reddy's Laboratories Limited	710,504	—	710,504	0.3

					Total Common Stocks in India	5,781,779	1,151,024	6,932,803	3.2

Indonesia	Automobiles	1,016,500	2,378,000	3,394,500	PT Astra International Tbk	603,443	1,411,695	2,015,138	0.9

	Commercial Banks	3,422,000	14,756,500	18,178,500	PT Bank Mandiri	406,293	1,752,033	2,158,326	1.0
		2,327,500	6,338,500	8,666,000	†PT Bank Rakyat Indonesia	345,429	940,709	1,286,138	0.6

						751,722	2,692,742	3,444,464	1.6

	Diversified Telecommunication Services	283,500	856,000	1,139,500	PT Indonesian Satellite Corporation Tbk (Indosat)	504,898	1,524,488	2,029,386	1.0
		813,900	2,057,000	2,870,900	PT Telekomunikasi Indonesia	652,280	1,648,531	2,300,811	1.1

						1,157,178	3,173,019	4,330,197	2.1

	Food Products	3,452,600	5,771,000	9,223,600	PT Indofood Sukses Makmur Tbk	327,941	548,151	876,092	0.4

					Total Common Stocks in Indonesia	2,840,284	7,825,607	10,665,891	5.0

Malaysia	Commercial Banks	—	1,438,200	1,438,200	AMMB Holdings Berhad	—	1,173,268	1,173,268	0.5
		589,800	—	589,800	Commerce Asset-Holding Berhad	636,363	—	636,363	0.3
		883,900	1,124,000	2,007,900	RHB Capital Berhad	483,819	615,242	1,099,061	0.5

						1,120,182	1,788,510	2,908,692	1.3

	Construction & Engineering	372,300	—	372,300	Gamuda Berhad	622,133	—	622,133	0.3
		—	43,000	43,000	IJM Corporation Berhad	—	52,732	52,732	0.0

						622,133	52,732	674,865	0.3

	Electric Utilities	326,000	—	326,000	YTL Corporation Berhad	370,610	—	370,610	0.2

	Food Products	193,700	374,000	567,700	IOI Corporation Berhad	392,497	757,842	1,150,339	0.5

	Hotels, Restaurants & Leisure	305,800	906,160	1,211,960	Resorts World Berhad	812,784	2,408,478	3,221,262	1.5

	Machinery	65,900	—	65,900	†Crest Petroleum Berhad	138,737	—	138,737	0.1

	Marine	241,400	250,000	491,400	Malaysia International Shipping Corporation Berhad 'Foreign'	730,553	756,579	1,487,132	0.7

	Metals & Mining	—	17,200	17,200	†IJM Plantations Berhad	—	5,069	5,069	0.0
		—	1,472,000	1,472,000	Wah Seong Corporation Berhad	—	805,726	805,726	0.4

						—	810,795	810,795	0.4

	Real Estate	—	310,600	310,600	IOI Properties Berhad	—	576,245	576,245	0.3

	Tobacco	35,000	118,100	153,100	British American Tobacco Berhad	400,658	1,351,934	1,752,592	0.8

	Wireless Telecommunication Services	—	651,610	651,610	Maxis Communications Berhad	—	1,294,646	1,294,646	0.6

					Total Common Stocks in Malaysia	4,588,154	9,797,761	14,385,915	6.7

Singapore	Airlines	—	170,573	170,573	Singapore Airlines Limited	—	1,124,900	1,124,900	0.5

	Commercial Banks	—	431,962	431,962	DBS Group Holdings Limited	—	3,738,940	3,738,940	1.8

	Food Products	—	2,373,500	2,373,500	People's Food Holdings Limited	—	1,663,113	1,663,113	0.8

	Media	—	105,000	105,000	Singapore Press Holdings Ltd.	—	1,168,521	1,168,521	0.5

	Real Estate	—	357,000	357,000	City Developments Limited	—	1,271,772	1,271,772	0.6
		—	485,000	485,000	Marco Polo Developments Limited	—	528,322	528,322	0.2

						—	1,800,094	1,800,094	0.8

	Road & Rail	—	2,791,636	2,791,636	ComfortDelGro Corporation Limited	—	1,339,683	1,339,683	0.6

	Transportation Infrastructure	—	648,000	648,000	SembCorp Logistics Limited	—	763,116	763,116	0.4

SAI-7

Combined Schedule of Investments for Merrill Lynch Developing Capital Markets Fund, Inc. and Merrill Lynch Dragon Fund, Inc. As of December 31, 2003 (Unaudited) (continued)
		Shares Held				Value
Pacific Basin/ Asia (continued)	Industry*	Developing Capital Markets Fund	Dragon Fund	Pro Forma Developing Capital Markets Combined Fund	Common Stocks	Developing Capital Markets Fund	Dragon Fund	Pro Forma Developing Capital Markets Combined Fund	Percent of Net Assets

Singapore (concluded)	Wireless Telecommunication Services	—	999,000	999,000	MobileOne Limited	—	$ 882,353	$ 882,353	0.4%

					Total Common Stocks in Singapore	—	12,480,720	12,480,720	5.8

South Korea	Auto Components	16,390	67,650	84,040	Hyundai Mobis	$ 881,745	3,639,417	4,521,162	2.1

	Chemicals	13,100	45,170	58,270	†LG Chem, Ltd.	604,700	2,085,061	2,689,761	1.3

	Commercial Banks	70,000	141,000	211,000	Industrial Bank of Korea (GDR) (b)	392,000	789,600	1,181,600	0.5
		41,981	91,558	133,539	†Kookmin Bank	1,573,186	3,431,024	5,004,210	2.4
		18,950	66,710	85,660	†Koram Bank	222,660	783,835	1,006,495	0.5
		114,250	240,700	354,950	†Pusan Bank	639,570	1,347,435	1,987,005	0.9

						2,827,416	6,351,894	9,179,310	4.3

	Electric Utilities	16,060	—	16,060	†Korea Electric Power Corporation	288,446	—	288,446	0.1

	Electronic Equipment & Instruments	3,830	—	3,830	Samsung Display Devices Co., Ltd.	451,628	—	451,628	0.2

	Food Products	9,880	—	9,880	†Cheil Jedang Corporation	514,937	—	514,937	0.2

	Household Durables	51,600	160,760	212,360	†Hanssem Co., Ltd.	404,918	1,261,524	1,666,442	0.8

	Industrial Conglomerates	46,040	152,320	198,360	LG Corp.	320,329	1,059,784	1,380,113	0.6

	Metals & Mining	8,700	82,647	91,347	POSCO	1,190,180	2,807,519	3,997,699	1.9

	Personal Products	2,890	10,420	13,310	†Pacific Corporation	454,784	1,639,740	2,094,524	1.0

	Semiconductors & Semiconductor Equipment	14,111	26,800	40,911	Samsung Electronics	5,341,218	10,144,188	15,485,406	7.3

	Textiles, Apparel & Luxury Goods	50,170	127,500	177,670	†Cheil Industries Inc.	728,444	1,851,238	2,579,682	1.2
		—	20,800	20,800	†Cheil Jedang Corporation	—	1,084,079	1,084,079	0.5

						728,444	2,935,317	3,663,761	1.7

	Tobacco	18,800	94,900	113,700	KT&G Corporation	326,613	1,648,703	1,975,316	0.9

	Wireless Telecommunication Services	6,670	17,310	23,980	SK Telecom Co., Ltd.	1,113,999	2,891,053	4,005,052	1.9

					Total Common Stocks in South Korea	15,449,357	36,464,200	51,913,557	24.3

Taiwan	Chemicals	375,840	821,300	1,197,140	Formosa Chemicals & Fibre Corporation	631,013	1,378,913	2,009,926	0.9
		367,980	733,520	1,101,500	Formosa Plastic Corporation	606,977	1,209,930	1,816,907	0.9
		397,063	—	397,063	Nan Ya Plastic Corporation	573,081	—	573,081	0.3

						1,811,071	2,588,843	4,399,914	2.1

	Commercial Banks	1,367,431	3,789,398	5,156,829	SinoPac Holdings Company	692,778	1,919,813	2,612,591	1.2
		1,086,000	2,768,000	3,854,000	Taishin Financial Holdings Co., Ltd.	802,904	2,046,445	2,849,349	1.3

						1,495,682	3,966,258	5,461,940	2.5

	Computers & Peripherals	167,200	466,620	633,820	Ambit Microsystems Corp.	440,778	1,230,117	1,670,895	0.8
		531,354	1,270,369	1,801,723	Compal Electronics Inc.	727,775	1,739,975	2,467,750	1.1
		199,210	739,970	939,180	Quanta Computer Inc.	489,957	1,819,956	2,309,913	1.1

						1,658,510	4,790,048	6,448,558	3.0

	Diversified Financial Services	390,904	1,930,804	2,321,708	Fubon Financial Holding Co., Ltd.	374,208	1,848,340	2,222,548	1.0

	Electronic Equipment & Instruments	293,466	452,200	745,666	Hon Hai Precision Industry	1,153,983	1,778,165	2,932,148	1.4

	Healthcare Equipment & Supplies	86,100	420,000	506,100	Pihsiang Machinery Mfg. Co., Ltd.	299,258	1,459,794	1,759,052	0.8

	Metals & Mining	870,658	3,271,318	4,141,976	China Steel Corporation	723,197	2,717,266	3,440,463	1.6

	Semiconductors & Semiconductor Equipment	51,050	229,500	280,550	MediaTek Incorporation	479,674	2,156,421	2,636,095	1.2
		561,408	978,798	1,540,206	†Taiwan Semiconductor Manufacturing Company	1,050,056	1,830,741	2,880,797	1.4
		435,000	—	435,000	†United Microelectronics Corporation, Ltd.	372,857	—	372,857	0.2

						1,902,587	3,987,162	5,889,749	2.8

					Total Common Stocks in Taiwan	9,418,496	23,135,876	32,554,372	15.2

Thailand	Commercial Banks	423,900	1,023,100	1,447,000	†Bangkok Bank Public Company Limited 'Foreign'	1,230,324	2,969,437	4,199,761	2.0

	Construction Materials	80,200	192,900	273,100	The Siam Cement Public Company Limited ‘Foreign Registered’	558,652	1,343,691	1,902,343	0.9

	Consumer Finance	401,600	1,511,500	1,913,100	†TISCO Finance Public Company Limited	331,943	1,249,331	1,581,274	0.7

	Diversified Financial Services	1,203,500	—	1,203,500	†Industrial Finance Corporation of Thailand	165,539	—	165,539	0.1

	Diversified Telecommunication Services	—	1,212,000	1,212,000	Shin Corporation Pulic Company Limited 'Foreign'	—	1,192,958	1,192,958	0.5

	Oil & Gas	187,500	479,000	666,500	PTT Public Company Limited	875,450	2,236,482	3,111,932	1.5

	Real Estate	1,140,800	2,796,800	3,937,600	†Sansiri Public Company Limited 'Foreign'	336,863	825,858	1,162,721	0.5

SAI-8

Combined Schedule of Investments for Merrill Lynch Developing Capital Markets Fund, Inc. and Merrill Lynch Dragon Fund, Inc. As of December 31, 2003 (Unaudited) (concluded)
		Shares Held				Value
Pacific Basin/ Asia (concluded)	Industry*	Developing Capital Markets Fund	Dragon Fund	Pro Forma Developing Capital Markets Combined Fund	Common Stocks	Developing Capital Markets Fund	Dragon Fund	Pro Forma Developing Capital Markets Combined Fund	Percent of Net Assets

Thailand (concluded)	Wireless Telecommunication Services	398,537	795,600	1,194,137	Advanced Info Service Public Company Limited 'Foreign Registered'	$ 849,931	$ 1,696,718	$ 2,546,649	1.2%
		—	1,555,000	1,555,000	Total Access Communication Public Company Limited	—	2,814,550	2,814,550	1.3

						849,931	4,511,268	5,361,199	2.5

					Total Common Stocks in Thailand	4,348,702	14,329,025	18,677,727	8.7

					Total Common Stocks in the Pacific Basin/Asia	46,713,358	131,363,807	178,077,165	83.2

					Total Common Stocks (Cost - $163,949,092)	82,673,076	131,363,807	214,036,883	100.1

Pacific Basin/Asia					Warrants (d)

Thailand	Diversified Telecommunication Services	—	315,789	315,789	TelecomAsia Corporation Public Company Limited	—	—	—	0.0

					Total Warrants (Cost - $0)	—	—	—	0.0

Pacific Basin/Asia					Rights

Malaysia	Machinery	86,955	—	86,955	Crest Petroleum Berhad (e)	148,739	—	148,739	0.1

					Total Rights (Cost - $127,916)	148,739	—	148,739	0.1

			Beneficial Interest		Short-Term Securities

		—	$ 19,900	$ 19,900	Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (c)	—	19,900	19,900	0.0

					Total Short-Term Securities (Cost - $19,900)	—	19,900	19,900	0.0

					Total Investments (Cost - $164,096,908)	82,821,815	131,383,707	214,205,522	100.2
					Liabilities in Excess of Other Assets	(318,360)	326,783	(320,577)#	(0.2)

					Net Assets	$82,503,455	$131,710,490	$213,884,945#	100.0%

†	Non-income producing security.
*	For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a)	American Depositary Receipts (ADR).
(b)	Global Depositary Receipts (GDR).
(c)	Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

	Affiliate	Net Activity	Interest Income

	Merrill Lynch Liquidity Series, LLC Cash Sweep Series I	$19,900	$20,605

(d)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e)	The rights may be exercised until January 16, 2004.
#	Reflects Pro Forma adjustments to the Statement of Assets and Liabilities.

See Notes to Pro Forma Financial Statements.

SAI-9

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
AND MERRILL LYNCH DRAGON FUND, INC.
As of December 31, 2003 (Unaudited)

		Developing Capital Markets	Dragon Fund	Adjustments (1)	Pro Forma Developing Capital Markets Combined Fund (2)
	Assets:
	Investments at value*	$82,821,815	$131,383,707		$214,205,522
	Foreign Cash†	91,339	95,277		186,616
	Receivables:
	Dividends	501,495	713,938		1,215,433
	Securities sold	422,653	—		422,653
	Capital shares sold	92,113	238,243		330,356
	Interest	238	225		463
	Prepaid expenses and other assets	28,258	32,586		60,844

	Total assets	83,957,911	132,463,976		216,421,887

	Liabilities:
	Payables:
	Capital shares redeemed	370,873	541,943		912,816
	Custodian bank	519,680	—		519,680
	Securities purchased	136,715	—		136,715
	Other affiliates	60,847	73,958		134,805
	Distributor	24,510	44,070		68,580
	Investment adviser	11,116	17,726		28,842
	Deferred foreign capital gain tax	330,715	—		330,715
	Accrued expenses	—	75,789	$329,000	404,789

	Total liabilities	1,454,456	753,486	329,000	2,536,942

	Net Assets:
	Net Assets	$82,503,455	$131,710,490	$(329,000)	$213,884,945

	Net Assets Consist of:
	Class A Shares of Common Stock, $.10 par value††	$137,581	$704,982	$(245,952)	$596,611
	Class B Shares of Common Stock, $.10 par value†††	124,509	318,620	(111,997)	331,132
	Class C Shares of Common Stock, $.10 par value††††	55,647	94,072	(33,809)	115,910
	Class I Shares of Common Stock, $.10 par value†††††	290,503	380,397	(133,527)	537,373
	Paid-in capital in excess of par	311,937,452	260,367,923	196,285	572,501,660
	Accumulated distributions in excess of investment income - net	(126,894)	(2,005)		(128,899)
	Accumulated realized capital losses on investments and foreign currency transactions-net	(250,963,136)	(158,882,122)		(409,845,258)
	Unrealized appreciation on investments and foreign currency transactions-net	21,047,793	28,728,623		49,776,416

	Net assets	$82,503,455	$131,710,490	$(329,000)	$213,884,945

	Net Asset Value:
	Class A:
	Net assets	$18,819,608	$62,809,677	$(129,279)	$81,500,006

	Shares outstanding	1,375,813	7,049,820	(2,459,524)	5,966,109

	Net Asset Value	$13.68	$8.91		$13.66

	Class B:
	Net assets	$16,159,354	$26,824,783	$(66,140)	$42,917,997

	Shares outstanding	1,245,090	3,186,200	(1,119,972)	3,311,318

	Net Asset Value	$12.98	$8.42		$12.96

	Class C:
	Net Assets	$7,191,602	$7,790,511	$(22,570)	$14,959,543

	Shares outstanding	556,475	940,720	(338,089)	1,159,106

	Net Asset Value	$12.92	$8.28		$12.91

	Class I:
	Net Assets	$40,332,891	$34,285,519	$(111,011)	$74,507,399

	Shares outstanding	2,905,029	3,803,966	(1,335,273)	5,373,722

	Net Asset Value	$13.88	$9.01		$13.87

*	Identified cost	$61,440,353	$102,656,555		$164,096,908

†	Cost	$91,102	$95,791		$186,893

††	Class A authorized shares	100,000,000	100,000,000		100,000,000

†††	Class B authorized shares	100,000,000	200,000,000		100,000,000

††††	Class C authorized shares	100,000,000	100,000,000		100,000,000

†††††	Class I authorized shares	100,000,000	100,000,000		100,000,000

(1)

Reflects the charge for estimated Reorganization expenses and the related book/tax difference of $329,000, of which $111,000 is attributable to Developing Capital Markets and $218,000 is attributable to Dragon Fund. Also reflects the capitalization adjustments giving effect the transfer of shares of Developing Capital Markets the Dragon Fund stockholders will receive as if the Reorganization had taken place on December 31, 2003. The foregoing should not be relied upon to reflect the number of shares of Developing Capital Markets that actually will be received on or after such date.

See Notes to Pro Forma Financial Statements.

SAI-10

PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
AND MERRILL LYNCH DRAGON FUND, INC.
For the Twelve Months Ended December 31, 2003
(Unaudited)

		Developing Capital Markets	Dragon Fund	Adjustments (1)	Pro Forma Developing Capital Markets Combined Fund (2)
	Investment Income:
	Dividends*	$ 2,175,014	$ 3,492,358		$ 5,667,372
	Interest	10,376	21,626		32,002

	Total income	2,185,390	3,513,984		5,699,374

	Expenses:
	Investment advisory fees	658,132	1,073,400		1,731,532
	Account maintenance and distribution fees — Class B	153,799	243,883		397,682
	Transfer agent fees — Class A	44,633	200,461		245,094
	Custodian fees	90,486	148,612	$ (17,228)	221,870
	Transfer agent fees — Class I	102,929	101,796		204,725
	Transfer agent fees — Class B	62,260	115,421		177,681
	Account maintenance fees — Class A	34,317	127,400		161,717
	Account maintenance and distribution fees — Class C	53,493	59,264		112,757
	Accounting services	73,566	85,663	(54,534)	104,695
	Professional fees	74,053	71,195	(71,195)	74,053
	Printing and shareholder reports	46,571	40,028	(22,028)	64,571
	Transfer agent fees — Class C	21,460	27,221		48,681
	Registration fees	47,359	46,393	(46,393)	47,359
	Director's fees and expenses	46,921	51,361	(51,361)	46,921
	Pricing fees	6,431	6,764	(3,756)	9,439
	Other	19,036	19,673	(18,153)	20,556

	Total expenses	1,535,446	2,418,535	(284,648)	3,669,333

	Investment income — net	649,944	1,095,449	284,648	2,030,041

	Realized and Unrealized Gain (Loss) on Investments & Foreign Currency Transactions — Net:
	Realized gain (loss) on:
	Investments — net **	4,306,396	3,042,211		7,348,607
	Foreign currency transactions — net	(76,309)	(73,050)		(149,359)
	Change in unrealized appreciation/depreciation on:
	Investments — net***	23,835,296	38,395,163		62,230,459
	Foreign currency transactions — net	(286)	1,220		934

	Total realized and unrealized gain on investments and foreign currency transactions — net	28,065,097	41,365,544		69,430,641

	Net Increase in Net Assets Resulting from Operations	$ 28,715,041	$ 42,460,993	$ 284,648	$ 71,460,682

*	Net of foreign withholding tax on dividends	$ 298,077	$ 486,776		$ 784,853

**	Net of foreign capital gain tax refund	$ 12,926	$ —		$ 12,926

***	Net of deferred foreign capital gain tax	$ 330,715	$ —		$ 330,715

(1)	Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of accounting, legal, printing and other services.
(2)

This Pro Forma Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $392,000, of which $111,000 is attributable to Developing Capital Markets and $218,000 is attributable to Dragon Fund.

See Notes to Pro Forma Financial Statements.

SAI-11

Merrill Lynch Developing Capital Markets Fund, Inc.
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies:

Merrill Lynch Developing Capital Markets Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the period presented. All such adjustments are of a normal, recurring nature for a Reorganization. As of December 31, 2003, all the securities held by Merrill Lynch Dragon Fund, Inc. (“Dragon Fund”) comply with the compliance guidelines and/or investment restrictions of the Fund. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter (“OTC”) market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless Merrill Lynch Investment Managers, L.P. (“MLIM” or the “Manager”); the Fund’s manager, believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

SAI-12

Merrill Lynch Developing Capital Markets Fund, Inc.
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited) (continued)

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund’s Board of Directors.

(b) Derivative financial instruments — The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•	Forward foreign exchange contracts — The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.
•	Foreign currency options and futures — The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.
•	Options — The Fund may write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.
•	Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

SAI-13

Merrill Lynch Developing Capital Markets Fund, Inc.
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Foreign currency transactions — Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees — Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions — Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Basis of consolidation — The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Securities lending — The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash as collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Custodian bank — The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into a Management Agreement with MLIM. The general partner of MLIM is Princeton Services, Inc. (“PSI”), an indirect, wholly-

SAI-14

Merrill Lynch Developing Capital Markets Fund, Inc.
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited) (continued)

owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is a limited partner of MLIM. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. (“FAMD” or the “Distributor”), which is a wholly owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund’s net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Account Maintenance Fee	Distribution Fee
Class A	.25%	—
Class B	.25%	.75%
Class C	.25%	.75%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the twelve months ended December 31, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund’s Class A and Class I Shares as follows:

Developing Capital Markets Fund	FAMD	MLPF&S
Class A	$395	$7,172
Class I	$125	$1,724

Dragon Fund	FAMD	MLPF&S
Class A	$2,081	$21,557
Class I	$38	$713

For the twelve-months ended December 31, 2003, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C shares of $5,475 and $1,757, respectively for Developing Capital Markets Fund and $16,821 and $1,980, respectively for Dragon Fund. Furthermore, MLPF&S received contingent deferred sales charges of $50 relating to transactions subject to front-end sales charge waivers in Class A Shares for Dragon Fund.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC (“MLIM, LLC”), an affiliate of MLIM, as the securities

SAI-15

Merrill Lynch Developing Capital Markets Fund, Inc.
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited) (concluded)

lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the twelve months ended December 31, 2003, MLIM, LLC received no securities lending agent fees.

In addition, MLPF&S received $1,257 and $1,281 from Developing Capital Markets Fund and Dragon Fund, respectively, in commissions on the execution of portfolio security transactions for the twelve months ended December 31, 2003.

Financial Data Services, Inc. (“FDS”), a wholly-owned subsidiary of ML & Co., is the Fund’s transfer agent.

For the twelve months ended December 31, 2003, Developing Capital Markets Fund and Dragon Fund reimbursed MLIM $1,312 and $2,466, respectively, for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

SAI-16

PART C

Item 23. Exhibits.

Exhibit Number			Description
1	(a)	—	Articles of Incorporation of the Registrant, dated April 13, 1989.(a)
	(b)	—	Articles of Amendment to the Articles of Incorporation of the Registrant, dated May 17, 1989.(a)
	(c)	—	Articles of Amendment to the Articles of Incorporation of the Registrant, dated June 16, 1989.(a)
	(d)	—	Articles Supplementary to the Articles of Incorporation of the Registrant, dated June 29, 1994.(n)
	(e)	—	Articles of Amendment to the Articles of Incorporation of the Registrant, dated October 17, 1994.(c)
	(f)	—	Articles Supplementary to the Articles of Incorporation of the Registrant, dated October 17, 1994.(c)
	(g)	—	Articles of Transfer, dated May 19, 2000.(n)
	(h)	—	Articles of Amendment to the Articles of Incorporation of the Registrant, dated December 4, 2000.(n)
	(i)	—	Articles of Amendment to the Articles of Incorporation of the Registrant, dated March 21, 2003.(p)
2		—	Amended and Restated By-Laws of the Registrant, effective April 14, 2003.(p)
3		—	Not Applicable.
4		—	Form of Agreement and Plan of Reorganization by and between the Registrant and Merrill Lynch Dragon Fund, Inc. (“Dragon Fund”).(r)
5		—	Copies of instruments defining the rights of shareholders, including the relevant portions of the Articles of Incorporation, as amended and supplemented, and By-Laws of the Registrant.(d)
6	(a)	—	Management Agreement between the Registrant and Merrill Lynch Asset Management, Inc. (the “Manager”), dated June 19, 1989.(c)
	(b)	—	Supplement to Management Agreement between the Registrant and the Manager, dated January 3, 1994.(a)
	(c)	—	Form of Sub-Advisory Agreement between the Manager and Merrill Lynch Asset Management U.K. Limited.(e)
7		—	Form of Distribution Agreement between the Registrant and FAM Distributors, Inc. (the “Distributor”).(h)
8		—	None.
9		—	Form of Custody Agreement between the Registrant and Brown Brothers Harriman & Co.(m)
10	(a)	—	Amended and Restated Class A Distribution Plan.(g)
	(b)	—	Form of Amended and Restated Class B Distribution Plan.(i)
	(c)	—	Form of Amended and Restated Class C Distribution Plan.(i)
11		—	Opinion of Sidley Austin Brown & Wood LLP , counsel for the Registrant.
12		—	Tax Opinion of Sidley Austin Brown & Wood LLP, tax counsel for the Registrant and Dragon Fund.*
13	(a)(1)	—	Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc., dated June 19, 1989.(c)
	(a)(2)	—	Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement, dated July 1, 2001.(n)
	(b)	—	Form of License Agreement relating to the use of name between the Registrant and Merrill Lynch & Co., Inc.(c)

C-1

	(c)(1)	—	Amended and Restated Credit Agreement between the Registrant and a syndicate of banks.(b)
	(c)(2)	—	Form of Second Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties.(o)
	(c)(3)	—	Form of Third Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties.(k)
	(c)(4)	—	Form of Fourth Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties. (q)
	(d)	—	Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(l)
	(e)	—	Securities Lending Agreement between the Registrant and QA Advisors LLC, dated August 10, 2001.(f)
	(f)	—	Revised Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-3.(g)
14	(a)	—	Consent of Deloitte & Touche LLP , independent auditors for the Registrant.
14	(b)	—	Consent of Deloitte & Touche LLP, independent auditors for Dragon Fund.
15		—	Not Applicable.
16		—	Power of Attorney.
17	(a)	—	Prospectus dated October 7, 2003, and Statement of Additional Information dated October 7, 2003, of the Registrant.
	(b)	—	Annual Report to Stockholders of the Registrant for the fiscal year ended June 30, 2003.
	(c)	—	Semi-Annual Report to Stockholders of the Registrant for the six months ended December 31, 2003.
	(d)	—	Prospectus dated April 28, 2004, and Statement of Additional Information dated April 28, 2003, of Dragon Fund.
	(e)	—	Annual Report to Stockholders of Dragon Fund for the fiscal year ended December 31, 2003.
	(f)	—	Form of Proxy
	(g)	—	Code of Ethics.(j)

*	To be filed by amendment.
(a)	Filed on May 13, 1994, as an Exhibit to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “Securities Act”) (File No. 33-28248) (the “Registration Statement”).
(b)	Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973), filed on December 14, 2000.
(c)	Filed on October 25, 1995, as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.
(d)	Reference is made to Article V, Article VI, Article VII, Article VIII and Article X of the Registrant’s Articles of Incorporation, as amended and supplemented, filed as Exhibits 1(a), 1(b), 1(c), 1(d), 1(e), 1(f), 1(h) and 1(i) to the Registration Statement; and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant’s By-Laws, filed as Exhibit 2 to the Registration Statement.
(e)	Filed on September 29, 1997, as an Exhibit to Post-Effective Amendment No. 11 to the Registration Statement.

C-2

(f)	Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-48929), filed on July 24, 2002.
(g)	Incorporated by reference to Exhibits 13(a) and 14 to Post Effective Amendment No. 36 to the Registration Statement on Form N-1A of Merrill Lynch Pacific Fund, Inc. (File No. 2-56978), filed on April 17, 2003.
(h)	Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Americas Income Fund, Inc. (File No. 33-64398), filed on June 21, 2000.
(i)	Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Americas Income Fund, Inc. (File No. 33-64398), filed on June 21, 2000.
(j)	Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Inflation Protected Fund (File No. 333-110936), filed on January 22, 2004.
(k)	Incorporated by reference to Exhibit (b)(3) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on December 13, 2002.
(l)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.
(m)	Incorporated by reference to Exhibit 7 to Amendment No. 2 to the Registration Statement on Form N-1A of Master Large Cap Series Trust (File No. 811-09739), filed on January 30, 2002.
(n)	Filed on October 10, 2002, as an Exhibit to Post-Effective Amendment No. 18 to the Registration Statement.
(o)	Incorporated by reference to Exhibit (b)(2) to the Issuer Tender Offer Statement on Schedule TO under the Securities Exchange Act of 1934 of Merrill Lynch Senior Floating Rate Fund, Inc., (File No. 333-39837) filed on December 14, 2001.
(p)	Filed on October 7, 2003, as an Exhibit to Post-Effective Amendment No.19 to the Registration Statement.
(q)	Incorporated by reference to Exhibit 8(c)(4) to Post-Effective Amendment No.8 to the Registration Statement on Form N-1A of Merrill Lynch Global Growth Fund, Inc. (File No. 333-32899), filed on December 4, 2003.
(r)	Included as Exhibit I to the Proxy Statement and Prospectus contained in this Registration Statement.

Item 16. Persons Controlled by or Under Common Control with the Registrant

The Registrant does not control and is not under common control with any other person.

Item 17. Indemnification.

Reference is made to Article VI of Registrant’s Articles of Incorporation, Article VI of Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law, Article IV of the Management Agreement and Section 9 of the Distribution Agreement.

Article VI Sections 4 and 5 of the Articles of Incorporation provides that each officer and director of the Registrant shall be indemnified by the Registrant, and no officer or director of the Registrant shall be personally liable to the Registrant or its security holders for money damages, to the full extent permitted under the General Laws of the State of Maryland, subject to the requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeaseance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct

C-3

of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

In Article IV of the Management Agreement, the Registrant agrees to indemnify the Manager for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Registrant, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder. In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30. Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file, by post-effective amendment, an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such opinion.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 19th day of March, 2004.

MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND , INC . (Registrant)
By:	/s/ DONALD C. BURKE (Donald C. Burke, Vice President and Treasurer)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated

Signature	Title	Date
TERRY K. GLENN * (Terry K. Glenn)	President (Principal Executive Officer) and Director

DONALD C. BURKE * (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

RONALD W. FORBES * (Ronald W. Forbes)	Director

CYNTHIA A. MONTGOMERY * (Cynthia A. Montgomery)	Director

KEVIN A. RYAN * (Kevin A. Ryan)	Director

ROSCOE S. SUDDARTH * (Roscoe S. Suddarth)	Director

RICHARD R. WEST * (Richard R. West)	Director

EDWARD D. ZINBARG * (Edward D. Zinbarg)	Director

*By: /s/ DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact)		March 19, 2004

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EXHIBIT INDEX

Exhibit Number			Description
11		—	Opinion of Sidley Austin Brown & Wood LLP, Counsel for the Registrant.
14	(a)	—	Consent of Deloitte & Touche LLP , independent auditors for the Registrant.
14	(b)	—	Consent of Deloitte & Touche LLP, independent auditors for Dragon Fund.
16		—	Power of Attorney.
17	(a)	—	Prospectus dated October 7, 2003, and Statement of Additional Information dated October 7, 2003, of the Registrant.
17	(b)	—	Annual Report to Stockholders of the Registrant for the fiscal year ended June 30, 2003.
17	(c)	—	Semi-Annual Report to Stockholders of the Registrant for the six months ended December 31, 2003.
17	(d)	—	Prospectus dated April 28, 2004, and Statement of Additional Information dated April 28, 2003, of Dragon Fund.
17	(e)	—	Annual Report to Stockholders of Dragon Fund for the fiscal year ended December 31, 2003.
17	(f)	—	Form of Proxy.